Exhibit 10.5

EXECUTION VERSION

ACCOMMODATION AND SUPPORT AGREEMENT

THIS AGREEMENT made as of the 18th day of March, 2021

B E T W E E N:

JUST ENERGY ONTARIO L.P., an Ontario limited partnership as Canadian borrower (the “Canadian Borrower”)

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JUST ENERGY (U.S.) CORP., a Delaware corporation as US borrower (the “US Borrower” and together with the Canadian Borrower, the “Borrowers”)

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JUST ENERGY GROUP INC. (“JustEnergy”) and EACH OF THE OTHER OBLIGORS PARTY HERETO

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NATIONAL BANK OF CANADA, as administrative agent (the “Agent”)

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THE FINANCIAL INSTITUTIONS SIGNATORY HERETO, as lenders (the “Lenders”).

WHEREAS the Borrowers, the Agent and the Lenders are parties to a ninth amended and restated credit agreement dated as of September 28, 2020 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

AND WHEREAS JustEnergy, the Borrowers and the other Obligors applied and received on March 9, 2021 (the “Filing Date”) an initial order (as amended, restated, supplemented or otherwise modified from time to time, the “Initial Order”) from the Ontario Court of Justice (Commercial List) (the “Canadian Court”) granting protection to JustEnergy, the Borrowers and the other Obligors under the Companies’ Creditors Arrangement Act (“CCAA”; and the proceedings of the Obligors thereunder, the “CCAA Proceedings”);

AND WHEREAS on the Filing Date, JustEnergy, the Borrowers and the other Obligors commenced ancillary insolvency proceedings under Chapter 15 of title 11 of the United States Code (the “Chapter 15 Proceedings”) in the United States Bankruptcy Court for the Southern District of Texas (the “US Court” and together with the Canadian Court, the “Courts”) and obtained a recognition order to, among other things, recognize the CCAA Proceedings and obtain a recognition order in respect of the Initial Order (the “Recognition Order” and together with the Initial Order, the “Court Orders”);

AND WHEREAS JustEnergy and the Borrowers have requested that, notwithstanding the commencement of the CCAA Proceedings and the Chapter 15 Proceedings, which constitutes an Event of Default under the Credit Agreement and the occurrence of any other Event of Default that existed prior to the Filing Date (collectively, the “Existing Defaults”), the Lenders continue to make the Revolving Facilities available to the Borrowers by way of issuance of Letters of Credit only during the Accommodation Period (as defined below), in order that JustEnergy, the Borrowers and their Subsidiaries may continue to operate their respective Businesses during the pendency of the CCAA Proceedings and the Chapter 15 Proceedings;

AND WHEREAS the Lenders are agreeable to providing the consents and accommodations requested by JustEnergy and the Borrowers subject to and in accordance with the terms and protections contained in this Agreement.

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Section 1 Interpretation

(a)	Capitalized terms used herein (including the recitals) and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

(b)

The headings in this Agreement are for reference only and shall not affect the meaning or interpretation of this Agreement. Unless the context otherwise requires, words importing the singular shall include the plural and vice versa and words importing any gender shall include all genders.

(c)In this Agreement:

(i)

“Accommodation Period” means the period commencing on the Filing Date and ending on the earliest of: (A) the effective date of a Termination Notice (as defined below) pursuant to this Agreement; (B) the CCAA Implementation Date; (C) the expiry of the Stay; (D) the termination of the CCAA Proceedings and/or the Chapter 15 Proceedings; and (E) the Obligor Termination Date.

(ii)	“Bankruptcy Code” means title 11 of the United States Code, 11 U.S.C. §§ 101–1532, as amended.

(iii)	“BP” means, collectively, BP Energy Company and its applicable affiliates and subsidiaries.

(iv)

“Cash Management Arrangements” means any and all agreements and arrangements evidencing or in respect of treasury facilities and cash management products (including, for greater certainty, all pre-authorized debit banking services, electronic funds transfer services, overdraft balances, corporate credit cards, merchant services and pre-authorized debits).

(v)“Cash Management Bank” has the meaning provided for in the Initial Order.

(vi)“Cash Management Obligations” has the meaning provided for in the Initial Order.

(vii)“CCAA Implementation Date” means the date on which the CCAA Plan is implemented or becomes effective or, in the alternative, a transaction for the sale of all or substantially all of the assets of JustEnergy is completed.

(viii)“CCAA Plan” means a plan of compromise and arrangement proposed or filed with the Canadian Court in the CCAA Proceedings, as approved by the Canadian Court.

(ix)“CCAA Order” means any Order of the Court made in connection with the CCAA Proceedings and “CCAA Orders” means more than one CCAA Order.

(x)“Consultant” means Alvarez & Marsal Canada Inc.

(xi)“DIP Facility” means the first lien super-priority debtor-in-possession delayed-draw term loan facility in an initial principal amount of US$125,000,000 established by the DIP Lenders in favour of the Borrowers pursuant to the DIP Term Sheet.

(xii)“DIP Lenders” means, collectively, the lenders under the DIP Facility and shall include the administrative and collateral agents thereunder.

(xiii)“DIP Term Sheet” means that that certain term CCAA interim debtor-in-possession financing term sheet dated as of March 9, 2021 and approved by the Canadian Court on the same date (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), pursuant to which the DIP Lenders agreed to provide the DIP Facility.

(xiv)“Drawdown Conditions” means the following conditions precedent for any Drawdown of a Letter of Credit under a Revolving Facility:

(A)

the Agent, the Canadian Issuing Lender and/or the US Issuing Lender, as applicable, will have received a Drawdown Notice by the deadline and within the notice period required under Section 2.10(2) of the Credit Agreement; provided, that no certifications regarding the representations and warranties in the Credit Agreement, any Pending Event of Default or existing Event of Default, or the fulfillment of the conditions precedent in Section 3.02 the Credit Agreement shall be required in such Drawdown Notice;

(B)

upon giving effect to the Drawdown and to any repayment to occur in connection therewith, the sum of the principal amount of the face amount of all Letters of Credit outstanding under the Revolving Facilities on the Drawdown Date shall not exceed the Letters of Credit Exposure Cap;

(C)if, after giving effect to the Drawdown and to any repayment to occur in connection therewith, the face amount of Letters of Credit outstanding under the Revolving Facilities on the Drawdown Date would exceed the Letters of Credit Exposure Cap as at the date of such Drawdown (the amount of such excess, the “Excess Amount”) then the Borrowers will make a payment to the Agent as a repayment of the Advances, at least 1 Business Day before the requested Letter of Credit is scheduled to be issued, in an amount equal to the Excess Amount (the “Cash Paydown Amount”);

(D)the conditions for any requests for issuance of Letters of Credit contained in the Credit Agreement are satisfied (other than any conditions requiring the absence of a Pending Event of Default or Event of Default or the accuracy of representations and warranties in the Credit Agreement); provided, that the condition to provide a Drawdown Notice pursuant to Section 2.10(2) of the Credit Agreement shall be deemed satisfied upon delivery of a Drawdown Notice as described in clause (A) above;

(E)each Letter of Credit requested to be issued, renewed or amended, as the case may be, shall be in form and substance reasonably satisfactory to the applicable Canadian Issuing Lender and the applicable US Issuing Lender, as applicable;

(F)a Letter of Credit requested to be issued shall not be used as collateral for obligations of the Obligors incurred or existing prior to the Filing Date, without the prior written consent of the Monitor in consultation with the Agent;

(G)the Accommodation Period shall not have been terminated or expired;

(H)the representations and warranties set forth in Schedule A continue to be true and correct in all material respects (provided that, any such representations and warranties that are already qualified by materiality shall be true and correct in all respects) and the Borrowers will certify the same in the related Drawdown Notice; and

(I)no Termination Event has occurred and is continuing on the Drawdown Date or would result from making the requested issuance, renewal or amendment of a Letter of Credit and the Borrowers will certify the same in the related Drawdown Notice.

(xv)“ERCOT” means Electric Reliability Council of Texas, Inc.

(xvi)“Interested Creditors” means, collectively, all creditors of the Obligors holding a pecuniary interest in either the CCAA Proceedings or the Chapter

15Proceedings.

(xvii)“ISO” means an independent system operator that coordinates, controls and monitors the operation of the electric power system in a jurisdiction and includes, without limitation, ERCOT.

(xviii)“Letters of Credit Exposure Cap” means, at any time, the lesser of:

(A)the sum of:

(a)	Cdn.$46,130,000, which equals the face amount of the Letters of Credit issued under the Revolving Facilities existing on the Filing Date, plus

(b)

the aggregate of any Cash Paydown Amount paid by the Borrowers pursuant to Section 1(c)(xiv)(C) (excluding any Cash Paydown Amounts previously returned to the Borrowers as an Advance pursuant to Section 3(e)), less

(c)	the aggregate amount of any Permanent Letter of Credit Reduction; and

(B)Cdn.$125,000,000.

(xix)“Monitor” means FTI Consulting Canada Inc., as the monitor of the CCAA Proceedings.

(xx)“Obligor Termination Date” means the date on which the Canadian Court authorizes the Obligors to terminate the Accommodation Period, in response to the Obligors’ application to the Canadian Court to do so following delivery of the Obligor Termination Notice; provided, that the Obligors shall not commence such application to the Canadian Court unless any material default(s) described in the Obligor Termination Notice have not been cured by the Lenders within seven (7) days of the delivery of the Obligor Termination Notice to the Agent (provided that, for certainty, the Lenders shall have the right to cure any such material default at any time following such application and prior to any determination thereof by the Canadian Court); provided, further, that substantially simultaneously with the Obligors’ application to the Court to terminate the Accommodation Period, the Obligors shall send a copy of such application to the Agent.

(xxi)“Obligor Termination Notice” means a written notice delivered to the Agent by the Obligors, with the consent of the Monitor, describing in reasonable detail the Lenders’ material breach(es) of this Agreement.

(xxii)“Permanent Letter of Credit Reduction” means the amount of any Letter of Credit that was outstanding as of the Filing Date that is released or otherwise cancelled prior to its term as a result of the termination or satisfaction in full of the obligations of the applicable Obligor to the beneficiary of such Letter of Credit.

(xxiii)“Shell” means, collectively, Shell Energy North America (Canada) Inc. and its applicable affiliates and subsidiaries.

(xxiv)“Shell Support Agreement” means the support agreement between Shell and the applicable Obligors entered into as of the Filing Date, as may be amended or modified from time to time.

(xxv)“Stay” means the stay of proceedings provided for in the Initial Order (and recognized by the Recognition Order, together with any further stay of proceedings imposed by the Recognition Order), as may be extended pursuant to an order of the Canadian Court or US Court (as applicable).

(xxvi)“Termination Event” means the occurrence of any of the following:

(A)	any Borrower shall default in the payment when due of any amount owing to the Agent or any of the Lenders under this Agreement and such non-payment continues for a period of three Business Days;

(B)

the Encumbrances securing the Obligations for any reason shall cease to be valid and perfected Encumbrances on the collateral purported to be covered thereby or any action shall be taken by any of the Obligors to discontinue or assert the invalidity of any such Encumbrance securing the Obligations or the validity or enforceability of the Credit Documents or this Agreement;

(C)

any representation or warranty made by any Obligor in this Agreement or any Drawdown Notice will prove to be incorrect in any material respect on and as of the date thereof and such representation or warrnaty is not thereafter made true and correct within 5 days of any Obligor becoming aware of its incorrectness;

(D)

any Obligor shall fail to perform in any material respect any obligations under this Agreement; provided, that, in the case of the affirmative covenants contained in Schedule B, such failure shall be subject to a five (5) day grace period from the earlier of any Obligor becoming aware of such failure or the Agent delivers written notice of such failure to any Obligor;

(E)

the termination of the Stay, the CCAA Proceedings or the Chapter 15  Proceedings or the provisions of the Initial Order for the benefit of the Agent and the Lenders relating to the Cash Management Arrangements, the security for the Cash Management Obligations and this Agreement being stayed, varied, amended or reversed except with the consent of the Majority Lenders (or, in respect of the Cash Management Arrangments or security for the Cash Management Arrangements, the Cash Management Banks);

(F)	the termination, expiration, cancellation or revocation of the Shell Support Agreement; or

(G)	the DIP Lenders have terminated the DIP Facility and demanded repayment thereof.

(d)

Unless the context of this Agreement otherwise requires, the Credit Agreement and this Agreement shall be read together and shall have effect as if the provisions of the Credit Agreement and this Agreement were contained in one agreement.

Section 2 Supplemental Covenants

(a)	During the Accommodation Period, each Obligor hereby agrees to comply with the terms and covenants set forth in Schedule B hereto.

(b)

In addition, until the earliest of (i) termination of the Accommodation Period, (ii) the Borrowers’ emergence from the CCAA Proceedings and the Chapter 15 Proceedings (as decribed in the Initial Order), and (iii) solely upon written notice by the Borrowers to the Agent (a “BP Waterfall Election Notice”) upon a final determination by a court of competent jurisdiction (and not subject to any stay, leave to appeal or appeal) that all or substantially all of BP’s pre-Filing Date exposure has payment priority over the Lenders’ Advances pursuant to Section 3.04 of the Intercreditor Agreement (the “BP Termination Date”; all disputes as to the relative payment priorities of BP’s pre-Filing Date exposure and the Lenders’ Advances after delivery of an “Enforcement Notice” are collectively referred to as the “Waterfall Dispute”), the Borrowers shall pay all interest and a fee equal to the Letter of Credit Fee Rate (both at the non-default rate set forth in Level I of the definition of Applicable Margin) and the fees described in Sections 5.02(9) and 5.03(8) of the Credit Agreement (at the non-default rate), in each case, due or becoming due in respect of all Advances (including all Letters of Credit) outstanding under the Credit Facilities, whether accrued before, on or after the Filing Date, in accordance with the terms of the Credit Agreement (collectively, the “Interest Payment Obligations”). For the avoidance of doubt, all Persons (including the parties hereto and the DIP Lenders) reserve all rights in respect of whether interest and other fees will accrue at the rate set forth in clause (b) of the definition of Applicable Margin during the CCAA Proceedings.

(c)

Notwithstanding anything to the contrary in Section 2(b) above, if an Obligor Termination Notice has been delivered and the Lenders have not cured each material breach described therein within four (4) days of such delivery, the obligation under this Agreement for the payment of the Interest Payment Obligations shall cease immediately; provided that the payment in cash of the Interest Payment Obligations under this Agreement shall automatically resume upon the Lenders curing each material breach described in the related Obligor Termination Notice if all such material breaches are cured prior to the Obligor Termination Date. Notwithstanding the foregoing, nothing in this Agreement shall in any way impair or affect any rights of the Agent or Lenders or obligations of the Obligors with respect to the interest, fees and other amounts payable or which may accrue under the Credit Documents.

Section 3 Agreements and Accommodations of the Lenders

The Borrowers hereby acknowledge and agree that, other than as provided herein, the right and ability of the Borrowers to request any further Drawdown under the Credit Facilities shall be hereby suspended and the Agent and the Lenders shall have no obligation to accept any further Drawdown Notice or make any further Advance under the Credit Facilities. Subject to the terms and conditions provided for herein:

(a)

The Agent and the Lenders hereby agree that, during the Accommodation Period, the Borrowers shall be entitled to request, and the Lenders will continue to make, one or more Advances under the Revolving Facilities solely by way of issuance of Letters of Credit; provided that, the obligations of the Agent and the Lenders under this Section 3(a) shall be subject to and conditional upon the Drawdown Conditions being fulfilled or being waived by the Majority Lenders in their sole discretion; provided, further, that the Agent and Lenders shall, by written notice to the Borrowers, be entitled to terminate their obligations under this clause (a) at any time following the receipt by the Agent of a BP Waterfall Election Notice. Each such Letter of Credit so issued shall be subject to Section 5.02 of the Credit Agreement (excluding Section 5.02(11) of the Credit Agreement, which the parties hereby acknowledge will not be applicable).

(b)

In addition, the Cash Management Banks that provided Cash Management Arrangements to the Obligors prior to the Filing Date will continue to provide Cash Management Arrangements to the Obligors consistent with past practice (subject to implementation of those changes that were in process immediately prior to the Filing Date), subject to the following:

(i)	the Obligors will provide the following cash collateral, which shall rank in priority to all court-ordered charges (the “Cash Management Collateral”):

(A)	Cdn.$2,000,000 in favour of Canadian Imperial Bank of Commerce and its Affiliates;

(B)	Cdn.$100,000 in favour of JPMorgan Chase Bank, N.A. and its Affiliates; and

(C)

(i) Cdn.$70,000 in favour of HSBC Bank Canada and its Affiliates; and (ii) US$300,000 in favour of HSBC Bank Canada and its Affiliates; in order to secure the Cash Management Obligations owed to such Cash Management Banks;

(ii)

the Obligors will obtain a court-ordered charge in favour of the Cash Management Banks pursuant to an amended and restated Initial Order and to secure the Cash Management Obligations due and owing and that have not been paid in accordance with the applicable Cash Management Arrangements, which charge shall be (A) junior to the DIP Lenders’ Charge (as defined in the Initial Order) and any other charges which are pari passu with or rank senior to the DIP Lenders’ Charge, and (B) senior to any other obligations which are not pari passu with or senior to the DIP Lenders’ Charge pursuant to the Initial Order.

(iii)

the terms of such Cash Management Arrangements may be changed in accordance with their terms, in the ordinary course of business in accordance with the Cash Management Bank’s internal policies with the consent of the DIP Lenders and the Monitor.

(c)Upon the occurrence of a Termination Event and delivery by the Agent to the Borrowers of three full Business Days’ prior written notice terminating the Accommodation Period (the “Termination Notice”), which notice may be delivered immediately upon the occurrence of a Termination Event (and shall be deemed effective immediately upon delivery by the Agent to the Borrowers by electronic mail or facsimile transmission and the expiration of such three full Business Day period), (i) the agreement of the Agent and the Lenders provided in Section 3(a) hereof shall terminate at 5:00 p.m. Toronto time on the third full Business Day after such Termination Notice was delivered, and (ii) the agreement of the Cash Management Banks provided in Section 3(b) shall terminate (A) immediately upon the occurrence of a Termination Event arising under clause (E) of the definition thereof; and (B) upon the occurrence of any other Termination Event, after delivery of a Termination Notice and the Cash Management Banks or the Agent obtaining an order of the Court, suspending or terminating the Cash Management Arrangements, or other relief, after application on proper notice to the Obligors and the service list in the CCAA Proceedings (such time and date of termination described in clauses (i) and (ii), each a “Termination Time”); provided, that the Borrowers shall have the right to cure any Termination Event which is identified in a Termination Notice at any time prior to the applicable Termination Time; provided, further, that no Termination Notice shall be required in the event of any Termination Event arising under clause (A) or (E) of the definition thereof. For the avoidance of doubt, if a Borrower cures all Termination Events identified in a Termination Notice before the applicable Termination Time, then such Termination Notice will be deemed automatically cancelled, revoked and of no further effect, and the agreement of the Agent and the Lenders provided in Section 3(a) or Section 3(b), as the case may be, shall not be terminated pursuant to such Termination Notice.

(d)

The Obligors acknowledge that neither the Agent nor any Lender has made any assurances concerning (i) any possibility of an extension of the Accommodation Period or (ii) any additional consent or accommodations.

(e)

In the event the Borrowers have made any repayment under Section 1(c)(xiv)(C)in order to accommodate the issuance of one or more Letters of Credit and any Letters of Credit are later reduced or released (in whole or in part) (other than a reduction or release on account of a Permanent Letter of Credit Reduction), then the Agent and Lenders hereby agree to promptly (and, in any event, within three (3) Business Days of such reduction or release) make an Advance to the Borrowers in an amount equal to the lesser of (A) the face amount of the Letters of Credit so reduced or released (other than any reduction or release on account of a Permanent Letter of Credit Reduction) and (B) the aggregate Cash Paydown Amounts received by the Agent and Lenders to date (excluding any Cash Paydown Amounts previously returned to the Borrowers as an Advance pursuant to this clause (e)) (it being agreed and understood that the conditions to making Advances contained in the Credit Agreement are waived for the limited purpose contained in this clause (e)). Any such Advance pursuant to this clause (e) shall be treated as an Advance for all purposes of the Credit Agreement.

(f)

The Agent and each of the Lenders agree that during the Accommodation Period, they will not, directly or indirectly, sell, assign, lend, pledge, mortgage or dispose or otherwise transfer any of its relevant position in the obligations under the Credit Agreement or with respect to Letters of Credit (the “Relevant Debt”) unless the Agent or the assigning Lender concurrently obtains an agreement in favour of the Obligors that provides that the assignee party agrees to be bound by the terms of this Agreement.

(g)

The Agent and the Lenders agree that, after the delivery of an Obligor Termination Notice, if the Lenders have not cured any material breaches described in the Obligor Termination Notice within seven (7) days of delivery thereof, the Obligors shall be permitted to apply to the Canadian Court for termination of the Accommodation Period and declaration of the Obligor Termination Date. For greater certainty, the Lenders shall continue to have the right to cure any such material breaches at any time following the application by the Obligors and prior to any determination thereof by the Canadian Court.

Section 4 Representations and Warranties

In order to induce the Agent and the Lenders to enter into this Agreement, the Obligors hereby confirm that all the representations and warranties of the Obligors contained in Schedule A are true and correct in all material respects; provided that, any such representations and warranties that are already qualified by materiality shall be true and correct in all respects.

Section 5 Conditions Precedent

This Agreement (including the agreements, accommodations and consents contained herein) shall be subject to and conditional upon the following conditions precedent being fulfilled to the satisfaction of the Agent and the Lenders:

(a)	execution and delivery of this Agreement by the Obligors, the Agent and the Lenders;

(b)	the representations and warranties of the Obligors in this Agreement shall be true and correct in all material respects;

(c)

the Lenders are satisfied with (i) the terms and conditions of the amended and restated Initial Order to be presented at the comeback motion for the Initial Order; and (ii) the US recognition order recognizing the amended and restated Initial Order;

(d)

the Lenders are satisfied with a summary of the principal economic terms of the engagement letter between JustEnergy and BMO Nesbitt Burns Inc., as financial advisor to the Obligors, provided to the Lenders on a confidential basis;

(e)

the Obligors will have paid, or arrangements satisfactory to the Agent shall have been made to ensure that the Obligors will pay, all reasonable out-of-pocket fees and expenses (including all reasonable legal fees and consultant’s fees) incurred by on or behalf of the Agent in connection with this Agreement and the transactions and other documents contemplated by this Agreement on or prior to the Filing Date;

(f)	the DIP Lenders shall have approved this Agreement and authorized the Obligors party hereto to enter into this Agreement and perform their obligations hereunder; and

(g)

the Canadian Court shall have approved this Agreement and authorized the Obligors party hereto to enter into this Agreement and perform their obligations hereunder, pursuant to the amended and restated Initial Order.

provided that, all documents delivered pursuant to this Section 5 will be in full force and effect, and in form and substance satisfactory to the Agent, acting reasonably.

Section 6 Expenses

During the Accommodation Period, the Obligors shall pay all reasonable and documented fees and expenses of the Agent, the Lenders and the Collateral Agent, which fees and expenses shall be limited to the reasonable and documented time-based out-of-pocket legal and advisor fees (excluding any success fees) of McCarthy Tétrault LLP, Chapman and Cutler LLP, the Consultant and one Texas local counsel, in their capacities as advisors to the Agent, the Lenders and the Collateral Agent, whether incurred prior to, on or after the Filing Date, in connection with matters relating to the CCAA Proceedings and the

Chapter 15 Proceedings, including the preparation, negotiation, completion, execution, delivery and review of this Agreement and all other documents and instruments arising therefrom and/or executed in connection therewith, in each case, within ten (10) days (the “review period”) of the Borrowers’, DIP Lenders’ and Monitor’s receipt of detailed monthly invoices for such fees and expenses (which in the case of legal counsel may be redacted for privilege); provided that any of the Borrowers, the DIP Lenders or the Monitor may raise good faith disputes regarding any such invoice by written notice to the Agent before the end of the review period (which such dispute shall be finally adjudicated by the Canadian Court), but the Borrowers shall pay any undisputed portion of the invoice within two (2) Business Days of the end of the review period; provided further, that the Obligors shall not be required to pay any fees and expenses of legal counsel retained separately by the Agent or by any individual Lender or group of Lenders (all of the foregoing, the “Expense Reimbursement Obligations”, except as provided in clause (ii) below). Notwithstanding the foregoing, (i) if an Obligor Termination Notice has been delivered and the Lenders have not cured each material breach described therein within four (4) days of such delivery, the payment of the Expense Reimbursement Obligations in cash shall cease immediately; provided that the payment in cash of the Expense Reimbursement Obligations shall automatically resume upon the Lenders curing each material breach described in the related Obligor Termination Notice if all such material breaches are cured prior to the Obligor Termination Date and (ii) the Expense Reimbursement Obligations shall not include fees and expenses related to any action(s) by any of the Agent, the Collateral Agent or any of the Lenders (or their respective counsels) in the CCAA Proceedings or the Chapter 15 Proceedings that (x) is adverse to the interests of the DIP Lenders under the terms of the DIP Term Sheet or under any order of the Canadian Court or US Court , or (y) the Monitor determines is (A) materially adverse to the interests of all Interested Creditors, taken as a whole, or (B) the Monitor determines is not filed in good faith to protect the interests of the Lenders.

Section 7 Continuance of Credit Agreement and Security

The Obligors acknowledge and confirm that, subject to any orders granted in the CCAA Proceedings or the Chapter 15 Proceedings, the Agent’s claims, the Lenders’ claims, the Collateral Agent’s claims and the Obligors’ obligations under the Credit Agreement and the other Credit Documents to which they are party shall be and continue in full force and effect.

Section 8  No Waiver

The Obligors acknowledge and agree that the Existing Defaults have not been waived and that this Agreement shall not constitute an amendment, waiver, consent or release with respect to any provision of the Credit Documents, a waiver of any breach of representation and warranty, breach of covenant, or any Pending Event of Default or Event of Default thereunder, or a waiver or release of the Agent’s, the Collateral Agent’s or any Lender’s rights or remedies, all of which are expressly reserved.

Section 9 Release

The Obligors hereby unconditionally and irrevocably release the Agent, the Collateral Agent and the Lenders and their respective successors, assigns, officers, directors, employees, attorneys and agents from any liability for actions or omissions arising or occurring prior to the Filing Date, whether known or unknown, whether in connection with the Credit Documents or otherwise (it being agreed and understood that this release shall not extend to (i) any liabilities arising under this Agreement or other actions or omissions on or after the Filing Date whether in connection with the Credit Documents or otherwise or (ii) any liabilities arising from the fraud, willful misconduct or gross negligence of any of the Agent, the Collateral Agent or any Lender).

Section 10 Credit Document

The Obligors acknowledge and agree that this Agreement shall constitute a Credit Document for purposes of the Credit Agreement.

Section 11 Counterparts and Electronic Signatures

This Agreement may be executed in any number of separate counterparts, each of which shall be deemed an original and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement (whether by facsimile, email, PDF or other electronic means) shall be as effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and any document to be signed in connection herewith or therewith shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.

Section 12 Governing Law

This Agreement shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

Section 13 Severability

If any term or provision of this Agreement or the application thereof to any party or circumstance shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected term or provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.

Section 14 Other Miscellaneous

(a)	This Agreement may be modified, amended or supplemented as to any matter only in writing (which may include e-mail) by all parties hereto.

(b)

Any provision of this Agreement may be waived or amended if, and only if, such waiver or amendment is in writing (which may include e-mail) by the party against whom the waiver or amendment is to be effective (it being agreed and understood that, if such waiver or amendment is against the Lenders, only the consent of the Majority Lenders shall be necessary for any such waiver or amendment). No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise

(c)Any date, time or period referred to in this Agreement shall be of the essence except to the extent to which the parties hereto agree in writing to vary any date, time or period, in which event the varied date, time or period shall be of the essence.

(d)Each of the Lenders hereby agree that, to the extent the requisite DIP Lenders extend the period for delivery of any item required to be delivered under the DIP Facility, then the corresponding requirement to deliver such item hereunder shall be automatically so extended in an equivalent manner; provided that any applicable extension granted by the DIP Lenders of more than ten (10) Business Days shall only automatically extend the corresponding requirement to deliver such items hereunder for ten (10) Business Days without the Majority Lenders’ prior written consent.

[Signature pages to follow]

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

BORROWERS:

JUST ENERGY ONTARIO L.P. by its general partner JUST ENERGY CORP.

By:	/s/ Michael Carter
	Name:	Michael Carter
	Title:	Chief Financial Officer

By:
	Name:	Jonah Davids
	Title:	Executive Vice President, General Counsel and Corporate Secretary

JUST ENERGY (U.S.) CORP.

By:	/s/ Michael Carter
	Name:	Michael Carter
	Title:	Chief Financial Officer

By:
	Name:	Jonah Davids
	Title:	Executive Vice President, General Counsel and Corporate Secretary

[Signature Page to Accommodation Agreement]

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

BORROWERS:

JUST ENERGY ONTARIO L.P. by its general partner JUST ENERGY CORP.

By:
	Name:	Michael Carter
	Title:	Chief Financial Officer

By:	/s/ Jonah Davids
	Name:	Jonah Davids
	Title:	Executive Vice President, General Counsel and Corporate Secretary

JUST ENERGY (U.S.) CORP.

By:
	Name:	Michael Carter
	Title:	Chief Financial Officer

By:	/s/ Jonah Davids
	Name:	Jonah Davids
	Title:	Executive Vice President, General Counsel and Corporate Secretary

[Signature Page to Accommodation Agreement]

OTHER OBLIGORS:

JUST ENERGY GROUP INC.

JUST ENERGY CORP.

ONTARIO ENERGY COMMODITIES INC.

JUST ENERGY MANITOBA L.P., by its general partner, JUST ENERGY CORP.

JUST ENERGY (B.C.) LIMITED PARTNERSHIP, by its general partner, JUST ENERGY CORP.

JUST ENERGY QUÉBEC L.P., by its general partner, JUST ENERGY CORP.

JUST ENERGY TRADING L.P., by its general partner, JUST ENERGY CORP.

JUST ENERGY ALBERTA L.P., by its general partner, JUST ENERGY CORP.

UNIVERSAL ENERGY CORPORATION

JUST ENERGY FINANCE CANADA ULC

HUDSON ENERGY CANADA CORP.

JUST GREEN L.P., by its general partner, JUST ENERGY CORP.

JUST ENERGY PRAIRIES L.P., by its general partner, JUST ENERGY CORP.

JUST MANAGEMENT CORP.

JUST ENERGY ADVANCED SOLUTIONS CORP.

By:	/s/ Michael Carter
Name: Michael Carter
Title: Chief Financial Officer

[Signature Page to Accommodation Agreement]

JUST ENERGY ILLINOIS CORP.

JUST ENERGY INDIANA CORP.

JUST ENERGY NEW YORK CORP.

JUST ENERGY TEXAS I CORP.

JUST ENERGY, LLC, by its Sole Member and Sole Manager, JUST ENERGY TEXAS I CORP.

JUST ENERGY TEXAS LP, by its General Partner, JUST ENERGY, LLC, by its Sole Member and Sole Manager, JUST ENERGY TEXAS I CORP.

JUST ENERGY PENNSYLVANIA CORP. JUST ENERGY SOLUTIONS INC.

JUST ENERGY MASSACHUSETTS CORP.

JUST ENERGY MICHIGAN CORP.

JUST ENERGY ADVANCED SOLUTIONS LLC

HUDSON ENERGY SERVICES LLC HUDSON ENERGY CORP.

HUDSON PARENT HOLDINGS LLC

INTERACTIVE ENERGY GROUP LLC DRAG MARKETING LLC

FULCRUM RETAIL ENERGY LLC FULCRUM RETAIL HOLDINGS LLC TARA ENERGY, LLC

JUST ENERGY MARKETING CORP.

JUST ENERGY CONNECTICUT CORP.

By:	/s/ Michael Carter
Name: Michael Carter
Title: Chief Financial Officer

[Signature Page to Accommodation Agreement]

JUST ENERGY LIMITED

JUST SOLAR HOLDINGS CORP.

JUST ENERGY FINANCE HOLDING INC.

11929747 CANADA INC.

12175592 CANADA INC.

JE SERVICES HOLDCO I INC.

JE SERVICES HOLDCO II INC.

8704104 CANADA INC.

By:	/s/ Michael Carter
Name: Michael Carter
Title: Chief Financial Officer

JUST ENERGY (FINANCE) HUNGARY ZRT.

By:
Name: Amir Andani
Title: Director

JEBPO SERVICES LLP

By:
Name: Sudheendrah Vasudeva
Title: Designated Partner

By:
Name: Sam Mavalwalla
Title: Designated Partner

[Signature Page to Accommodation Agreement]

JUST ENERGY LIMITED

JUST SOLAR HOLDINGS CORP.

JUST ENERGY FINANCE HOLDING INC.

11929747 CANADA INC.

12175592 CANADA INC.

JE SERVICES HOLDCO I INC.

JE SERVICES HOLDCO II INC.

8704104 CANADA INC.

By:
Name: Michael Carter
Title: Chief Financial Officer

JUST ENERGY (FINANCE) HUNGARY ZRT.

By:	/s/ Amir Andani
Name: Amir Andani
Title: Director

JEBPO SERVICES LLP

By:
Name: Sudheendrah Vasudeva
Title: Designated Partner

By:
Name: Sam Mavalwalla
Title: Designated Partner

[Signature Page to Accommodation Agreement]

JUST ENERGY LIMITED

JUST SOLAR HOLDINGS CORP.

JUST ENERGY FINANCE HOLDING INC.

11929747 CANADA INC.

12175592 CANADA INC.

JE SERVICES HOLDCO I INC.

JE SERVICES HOLDCO II INC.

8704104 CANADA INC.

By:
Name: Michael Carter
Title: Chief Financial Officer

JUST ENERGY (FINANCE) HUNGARY ZRT.

By:
Name: Amir Andani
Title: Director

JEBPO SERVICES LLP

By:	/s/ Sudheendrah Vasudeva
Name: Sudheendrah Vasudeva
Title: Designated Partner

By:	/s/ Sam Mavalwalla
Name: Sam Mavalwalla
Title: Designated Partner

[Signature Page to Accommodation Agreement]

AGENT:

NATIONAL BANK OF CANADA, as Administrative Agent

	By:	/s/ Gavin Virgo
Name: Gavin Virgo
Title: Director

	By:	/s/ Jonathan Campbell
Name: Jonathan Campbell
Title: Director

[Signature Page to Accommodation Agreement]

LENDERS:

CANADIAN IMPERIAL BANK OF COMMERCE, as Canadian Lender, Canadian Swingline Lender, a Canadian Issuing Lender and LC Lender

By:	/s/ Pat Martin
	Name:	Pat Martin
	Title:	Senior Director, Special Loans

By:	/s/ Leen Ahmad
Name: Leen Ahmad
Title: Senior Account Manager, Special Loans

CANADIAN IMPERIAL BANK OF COMMERCE, as US Lender and a US Issuing Lender

By:	/s/ Pat Martin
Name: Pat Martin
Title: Senior Director, Special Loans

By:	/s/ Leen Ahmad
Name: Leen Ahmad
Title: Senior Account Manager, Special Loans

[Signature Page to Accommodation Agreement]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a US Issuing Lender (solely in respect of the Existing CIBC US Letters of Credit)

By:	/s/ Pat Martin
Name: Pat Martin
Title: Senior Director, Special Loans

By:	/s/ Leen Ahmad
Name: Leen Ahmad
Title: Senior Account Manager, Special Loans

[Signature Page to Accommodation Agreement]

NATIONAL BANK OF CANADA, as Canadian Lender and a Canadian Issuing Lender

By:	/s/ Gavin Virgo
Name: Gavin Virgo
Title: Director

By:	/s/ David Torrey
Name: David Torrey
Title: Managing Director

NATIONAL BANK OF CANADA, as US Lender and a US Issuing Lender

By:	/s/ Gavin Virgo
Name: Gavin Virgo
Title: Director

By:	/s/ David Torrey
Name: David Torrey
Title: Managing Director

[Signature Page to Accommodation Agreement]

ATB FINANCIAL, as Canadian Lender

By:	/s/ Brian Spilchen
Name: Brian Spilchen
Title: Director

By:	/s/ Shruthi Belle
Name: Shruthi Belle
Title: Associate Director

[Signature Page to Accommodation Agreement]

HSBC BANK CANADA, as Canadian Lender

By:	/s/ Julie Gaiptman
Name: Julie Gaiptman
Title: AVP, LMU

By:	/s/ Paul Irving
Name: Paul Irving
Title: VP LMU

HSBC BANK CANADA, as US Lender

By:	/s/ Julie Gaiptman
Name: Julie Gaiptman
Title: AVP, LMU

By:	/s/ Paul Irving
Name: Paul Irving
Title: VP LMU

[Signature Page to Accommodation Agreement]

CANADIAN WESTERN BANK, as Canadian Lender

By:	/s/ Trent Erickson
Name: Trent Erickson
Title: VP, SAMU

By:	/s/ Dean Chan
Name: Dean Chan
Title: SAVP, SAMU

[Signature Page to Accommodation Agreement]

JPMORGAN CHASE BANK, N.A., as Canadian Lender

By:	/s/ Jeffrey Coleman
Name: Jeffrey Coleman
Title: Executive Director

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as US Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Accommodation Agreement]

JPMORGAN CHASE BANK, N.A., as Canadian Lender

By:
Name:
Title:

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as US Lender

By:	/s/ Patricia S. Carpen
Name: Patricia S. Carpen
Title: Executive Director

By:
Name:
Title:

[Signature Page to Accommodation Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as Canadian Lender on behalf of its Special Assets Oversight Team, and not on behalf of any of its other business units or teams or those of its affiliates

By:	/s/ Kevin Newman
Name: Kevin Newman
Title: Vice President

MORGAN STANLEY SENIOR FUNDING, INC., as US Lender on behalf of its Special Assets Oversight Team, and not on behalf of any of its other business units or teams or those of its affiliates

By:	/s/ Kevin Newman
Name: Kevin Newman
Title: Vice President

[Signature Page to Accommodation Agreement]

Schedule A

Representations and Warranties

(See attached)

SCHEDULE A

Representations and Warranties

Each Borrower represents and warrants to the Agent and each Lender and acknowledges and confirms that the Agent and each Lender is relying upon such representations and warranties:

(1)         Existence and Qualification Subject to any restrictions arising on account of any Obligor’s protected status under the CCAA Proceedings (and only so long as such status exists), each Obligor (i) has been duly incorporated, formed, amalgamated, merged or continued, as the case may be, and is validly subsisting as a corporation, company, limited liability company, partnership or trust, under the laws of its jurisdiction of formation, amalgamation, merger or continuance, as the case may; and (ii) is duly qualified, in good standing and has all required Material Licences to carry on its business in each jurisdiction in which the nature of its business requires qualification to the extent necessary to carry on its business.

(2)         Power and Authority Subject to the entry of, and the terms of, the CCAA Orders and to any restrictions arising solely on account of any Obligor’s protected status under the CCAA Proceedings (and only so long as such status exists), each Obligor has the corporate, trust, company, limited liability company or partnership power and authority, as the case may be, (i) to enter into, and to exercise its rights and perform its obligations under, this Agreement (to the extent that it is a party thereto) and all other instruments and agreements delivered by it pursuant to this Agreement, and (ii) to own its Property and carry on its business as currently conducted and as currently proposed to be conducted by it.

(3)         Execution, Delivery, Performance and Enforceability of Documents Subject to the entry of, and the terms of, the CCAA Orders and to any restrictions arising solely on account of any Obligor’s protected status under the CCAA Proceedings (and only so long as such status exists), the execution, delivery and performance of this Agreement (to the extent that such Obligor is a party to this Agreement), and every other instrument or agreement delivered by an Obligor pursuant to this Agreement has been duly authorized by all corporate, trust, company or partnership actions required, and each of such documents has been duly executed and delivered. To the extent that any Obligor is a party hereto, upon entry of the CCAA Orders, this Agreement constitutes the legal, valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with its terms (except, in any case, as such enforceability may be limited by applied bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity).

(4)         Agreement Complies with Applicable Laws, Organizational Documents and Contractual Obligations Subject to the entry of the CCAA Orders, none of the execution or delivery of, the consummation of the transactions contemplated in, or compliance with the terms, conditions and provisions of this Agreement conflicts with or will conflict with, or results or will result in any breach of, or constitutes a default under or contravention of, (a) any Obligors’ Organizational Document, (b) any Material Contract or Material Licence, (c) any Requirement of Law other than immaterial breaches or (d) results or will result in the creation or imposition of any Lien upon any of its Property that is not a Permitted Lien (as defined in the DIP Term Sheet).

(5)         Consent Respecting Agreement Each Obligor has, obtained, made or taken all consents, approvals, authorizations, declarations, registrations, filings, notices and other actions whatsoever required with Governmental Authorities, third parties or otherwise to enable it to execute and deliver this Agreement (to the extent that such Obligor is a party hereto) and to consummate the transactions contemplated hereby, other than the approvals, clarifications or authorizations of the Governmental Authorities (including, without limitation, the Reserve Bank of India) required under the laws of India for the execution and delivery by JEBPO of any agreement (including without limitation this Agreement) to which it is a party, and the performance by JEBPO of its obligations thereunder.

(6)         Judgments, Etc. At the date given, other than pursuant to the CCAA Proceedings, no Obligor is subject to any judgment, order, writ, injunction, decree or award, or to any restriction, rule or regulation (other than customary or ordinary course restrictions, rules and regulations consistent or similar with those imposed on other Persons engaged in similar businesses) which has not been lifted or stayed.

(7)          Absence of Litigation Other than the CCAA Proceedings, there are no actions, suits or proceedings pending or, to the best of its knowledge and belief, after due inquiry and all reasonable investigation, threatened against or involving any Obligor, (i) which would reasonably be expected to have a Material Adverse Effect or (ii) that involve this Agreement, in each case, which are not subject to the CCAA Stay (as defined in the DIP Term Sheet).

(8)         Title to Assets Each Obligor has good title to its assets, and no Person has any agreement or right to acquire an interest in such assets other than in the ordinary course of its business. The Pledged Securities constitute all of the equity interests held by each Obligor in any other Obligor.

(9)          Use of Real Property All real property material to the business of the Obligor owned or leased by each Obligor may be used by such Obligor pursuant to Applicable Law for the present use and operation of the material elements of the business conducted, or intended to be conducted, on such real property by such Obligor.

(10)       Insurance Each Obligor maintains insurance which is in full force and effect that complies with all of the requirements of the Credit Agreement as of September 28, 2020.

(11)       Labour Relations No Obligor is engaged in any material unfair labour practice or material employment discrimination practice, and there is no material unfair labour practice complaint or material complaint of employment discrimination pending against an Obligor, or to its knowledge threatened against an Obligor, before any Governmental Authority. To the best of its knowledge, no material grievance or arbitration arising out of or under any collective bargaining agreement is pending against an Obligor or, to the best of its knowledge, threatened against an Obligor, no strike, labour dispute, slowdown or stoppage is pending against an Obligor or, to the best of its knowledge, threatened against an Obligor and no union representation proceeding is pending with respect to any of an Obligor’s employees.

(12)       Compliance with Laws No Obligor is in material violation of any material Applicable Law or material Applicable Order, subject to the provisions of Section 21 of this Schedule A, in the case of Requirements of Environmental Law.

(13)       Corporate Structure The corporate structure of the Borrowers and their subsidiaries is as set out in Schedule A(13) to this Agreement.

(14)       Rights to Acquire Shares of Obligors No Person has an agreement or option or any other right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option, including convertible securities, warrants or convertible obligations of any nature, for the purchase, subscription, allotment or issuance of any unissued shares in the capital of any Obligor (other than JustEnergy).

(15)       Obligors Each Obligor either carries on their Business in Canada, the United States, India or Hungary, or carries on no business other than being a holding entity.

(16)       Relevant Jurisdictions Schedule A(16) to this Agreement identifies, in respect of each Obligor, the Relevant Jurisdictions as of the Closing Date including each Obligor’s jurisdiction of formation and organizational registration number (if any), its full address (including postal code or zip code), chief executive office, registered office and all places of business and, if the same is different, the address at which the books and records of such Obligor are located and the address from which the invoices and accounts of such Obligor are issued.

(17)       Computer Software Each Obligor owns or has licensed for use or otherwise has the right to use all of the material software necessary to conduct its businesses. All Computer Equipment owned or used by an Obligor and necessary for the conduct of business has been properly maintained in all material respects or replaced and is in good working order for the purposes of on-going operation, subject to ordinary wear and tear for Computer Equipment of comparable age and Computer Equipment which has been damaged but is in the course of being repaired.

(18)       Intellectual Property Each Obligor has rights sufficient for it to use all the Intellectual Property reasonably necessary for the conduct of its business except to the extent failure to do so would not reasonably be expected to have a Material Adverse Effect; all patents, trade-marks or industrial designs which have been either registered or in respect of which a registration application has been filed by it are listed on Schedule A(18) to this Agreement. To its knowledge, no Obligor is infringing or misappropriating or is alleged to be infringing or misappropriating the intellectual property rights of any other Person where such infringement or misappropriation is reasonably expected to have a Material Adverse Effect.

(19)       Financial Year End The financial year end of the Obligors is March 31.

(20)       Financial Information All of the financial statements which have been furnished to the Lenders in connection with this Agreement are complete in all material respects and such financial statements fairly present the results of operations and financial position of the Borrowers and the Guarantors as of the dates referred to therein and have been prepared on a Modified Consolidated Basis, except that, in the case of quarterly financial statements, notes to the statements and audit adjustments required by GAAP are not included. All other financial information provided to the Lenders as of the date prepared (a) were based on reasonable assumptions and expectations and represent reasonable good faith estimates and (b) were believed to be achievable.

(21)       Environmental (a) No Obligor is subject to any civil or criminal proceeding relating to Requirements of Environmental Laws and is not aware of any investigation or threatened proceeding or investigation, (b) each Obligor has all material permits, licenses, registrations and other authorizations required by the Requirements of Environmental Laws for the operation of its business and the properties which it owns, leases or otherwise occupies, (c) each Obligor currently operates its business and its properties (whether owned, leased or otherwise occupied) in compliance in all material respects with all applicable material Requirements of Environmental Laws, (d) no Hazardous Substances are stored or disposed of by any Obligor or otherwise used by an Obligor in violation of any applicable Requirements of Environmental Laws (including, without limitation, there has been no Release of Hazardous Substances by any Obligor at, on or under any property now or previously owned or leased by the Borrowers or any of their subsidiaries), (e) except as disclosed in the environmental reports identified on Schedule A(21) to this Agreement, to the knowledge of the Borrowers (i) all underground storage tanks now or previously located on any real property owned or leased by it have been operated, maintained and decommissioned or closed, as applicable, in compliance with applicable Requirements of Environmental Law; and (ii) no real property or groundwater in, on or under any property now or previously owned or leased by any Obligor is or has been during such Obligor’s ownership or occupation of such property contaminated by any Hazardous Substance except for any contamination that would not reasonably be expected to give rise to material liability under Requirements of Environmental Laws nor, to the best of its knowledge, is any such property named in any list of hazardous waste or contaminated sites maintained under the Requirements of Environmental Law.

(22)       CERCLA No portion of any Obligor’s Property has been listed, designated or identified in the National Priorities List or the CERCLA Information System both as published by the United States Environmental Protection Agency, or any similar list of sites published by any federal, state or local authority proposed for requiring clean up or remedial or corrective action under any Requirements of Environmental Laws.

(23)      Canadian Welfare and Pension Plans The Canadian Borrower has adopted all Canadian Welfare Plans and all Canadian Pension Plans in accordance with Applicable Laws and each such plan has been maintained and is in compliance in all material respects with its terms and such laws including, without limitation, all requirements relating to employee participation, funding, investment of funds, benefits and transactions with the Obligors and persons related to them. As of the commencement of the CCAA Proceedings (the “CCAA Filing Date”) and at no time preceding the CCAA Filing Date has any Obligor maintained, sponsored, administered, contributed to, or participated in a Specified Canadian Pension Plan. With respect to Canadian Pension Plans: (a) no steps have been taken to terminate any Canadian Pension Plan (wholly or in part) which could result in any Obligor being required to make an additional contribution in excess of $5,000,000 to the Canadian Pension Plan; (b) no contribution failure in excess of $5,000,000 has occurred with respect to any Canadian Pension Plan sufficient to give rise to a lien or charge under any applicable pension benefits laws of any other jurisdiction; and (c) no condition exists and no event or transaction has occurred with respect to any Canadian Pension Plan which is reasonably likely to result in any Obligor incurring any liability, fine or penalty in excess of $5,000,000. No Obligor has a contingent liability in excess of $5,000,000 with respect to any post-retirement benefit under a Canadian Welfare Plan. With respect of each Canadian Pension Plan: (a) all contributions (including employee contributions made by authorized payroll deductions or other withholdings) required to be made to the appropriate funding agency in material compliance with all Applicable Laws and the terms of each Pension Plan have been made in accordance with all Applicable Laws and the terms of each Canadian Pension Plan; and (b) no event has occurred and no conditions exist with respect to any Canadian Pension Plan that has resulted or could reasonably be expected to result in any Canadian Pension Plan being the subject of a requirement to be wound up (wholly or in part) by any applicable regulatory authority, having its registration revoked or refused by any applicable regulatory authority or being required to pay any taxes or penalties under any applicable pension benefits or tax laws.

(24)      ERISA Plans (a) Each ERISA Plan of any Obligor carrying on business in the United States has been maintained and is in compliance in all material respects with Applicable Laws including, without limitation, all requirements relating to employee participation, investment of funds, benefits and transactions with the Obligors and persons related to them, (b) with respect to such ERISA Plans: (i) no condition exists and no event or transaction has occurred with respect to any such ERISA Plan that is reasonably likely to result in any Obligor, to the best of its knowledge, incurring any liability, fine or penalty in excess of the US$ Equivalent Amount of Cdn.$5,000,000; and (ii) no Obligor carrying on business in the United States has a contingent liability with respect to any post-retirement benefit under a US Welfare Plan in excess of the US$ Equivalent Amount of Cdn.$5,000,000, (c) all contributions (including employee contributions made by authorized payroll deductions or other withholdings) required to be made have been made in accordance with all Applicable Laws and the terms of each ERISA Plan, (d) each of the ERISA Plans that is intended to be “qualified” within the meaning of Section 401(a) of the Code (i) has received a favourable determination letter from the IRS, (ii) is or will be the subject of an application for a favourable determination letter, and no circumstances exist that has resulted or could reasonably be expected to result in the revocation or denial of any such determination letter, or (iii) is entitled to rely on an appropriately updated prototype plan document that has received a national office determination letter and has not applied for a favourable determination letter of its own and (e) no Obligor carrying on business in the United States has any US Pension Plans and no multiemployer plans as defined in Section 4001(a)(3) of ERISA are maintained by any Obligor or to their knowledge have been maintained by any member of any Obligor’s Controlled Group.

(25)       Not an Investment Company No Obligor is an “investment company” or a company “controlled” by an “investment company” within the meaning of the United States Investment Company Act of 1940 or a “holding company”, or a “subsidiary company” of a “holding company”, or an “affiliate” of a holding company, or of a “subsidiary company” of a “holding company”, within the meaning of the United States Public Utility Holding Company Act of 2005.

(26)       No Margin Stock No Obligor is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock. None of the proceeds of any Advance will be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System of the United States) or to extend credit to others for the purpose of purchasing or carrying any margin stock.

(27)       Full Disclosure All information provided or to be provided by or on behalf of any Obligor to the Agent and the Lenders in connection with this Agreement (other than future-looking information or information of a general economic or industry nature) was or will be at the time prepared, to its knowledge, true and correct in all material respects and none of the documentation furnished to the Agent or any Lender by or on behalf of any Obligor, to its knowledge, omitted or will omit as of such time, a material fact necessary to make the statements contained therein not misleading in any material way, and all expressions of expectation, intention, belief and opinion contained therein were honestly made on reasonable grounds after due and careful inquiry by it at the time made (and, to its knowledge any other Person who furnished such material on behalf of them.

(28)       Sanctions. It is not in violation of, in any material respect, any of the country or list based economic and trade sanctions administered and enforced by OFAC, or any Sanctions Laws. As of the date of this Agreement, no Obligor (i) is a Sanctioned Person or (ii) is a Person designated under Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 or other Sanctions Laws. If a senior officer of any Obligor receives any written notice that any Obligor, any affiliate or any subsidiary of any Obligor is named on the then current OFAC SDN List or is otherwise a Sanctioned Person (such occurrence, a “Sanctions Event”), such Obligor shall promptly (i) give written notice to the Agent of such Sanctions Event, and (ii) comply in all material respects with all applicable laws with respect to such Sanctions Event (regardless of whether the Sanctioned Person is located within the jurisdiction of the United States of America or Canada), and each Obligor hereby authorizes and consents to the Lenders and the Agent (acting at the direction of the Majority Lenders) taking any and all steps the Lenders or the Agent (acting at the direction of the Majority Lenders) deem necessary, in their sole but reasonable discretion, to avoid violation of, in any material respect, all applicable laws with respect to any such Sanctions Event.

(29)       Anti-Corruption Laws. No part of the proceeds of the Advances shall be used, directly or, to the Borrowers’ knowledge, indirectly: (a) to offer or give anything of value to any official or employee of any foreign government department or agency or instrumentality or government-owned entity, to any foreign political party or party official or political candidate, or to anyone else acting in an official capacity, in order to obtain, retain or direct business, or obtain any improper advantage, in material violation of any Anti-Corruption Law.

(30)       Anti-Terrorism Laws. To the extent applicable, each Obligor is in compliance, in all material respects, with (i) the U.S. Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R. Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, (ii) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (United States), as amended (the “Patriot Act”); and (iii) Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (collectively with clauses (i) and (ii) above, the “Anti-Terrorism Laws”). The use of the proceeds of the Advances will not violate, in any material respect, the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 C.F.R. Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, in any material respect.

SCHEDULE A(13)

CORPORATE STRUCTURE

	Name of	Jurisdiction	Authorized	Issued Capital	Owner of Securities
	Obligor -		Capital
Restricted
Subsidiary*,
Unrestricted
Subsidiary**

1.	Just Energy	Canada	unlimited	48,987,581	Publicly held
	Group Inc.*		number of	Common Shares
Common Shares
50,000,000
Preferred Shares

2.	Just Energy	Province of	unlimited	(a) 300 Common	(a) Just Energy Group Inc.
	Corp.*	Ontario	number of	Shares
Common Shares,
Class A
Preference
Shares and Class
B Preference
Shares

3.	Just Energy	Province of	unlimited	(a) 872,941 Class A	(a) Just Energy Group Inc.
	Trading L.P. *	Ontario	number of Class	Limited Partnership
			A Limited	Units
Partnership Units
and unlimited
number of Class
B Limited
Partnership Units
				(b) 9 Class A	(b) Just Energy Corp.
Limited Partnership
Units

				(c) 265,179 Class B	(c) Just Energy Group Inc.
Limited Partnership
Units
				(d) 3,444 Class B	(d) Just Energy Corp.
Limited Partnership
Units
				(e) 5,214 Class B	(e) Universal Energy

	Name of	Jurisdiction	Authorized	Issued Capital	Owner of Securities
	Obligor -		Capital
Restricted
Subsidiary*,
Unrestricted
Subsidiary**

				Limited Partnership	Corporation
Units

4.	Just Energy	Province of	unlimited	(a) 1 Class A	(a) Just Energy Corp.
	(B.C.) Limited	British	number of	Limited Partnership
	Partnership*	Columbia	Limited	Unit
Partnership Units
				(b) 2,499 Class A	(b) Just Energy Trading L.P.
Limited Partnership
Units
				(c) 394 Class B	(c) Just Energy Trading L.P.
Units

5.	Just Energy	Province of	unlimited	(a) 82,478 Class A	(a) Just Energy Trading L.P.
	Ontario L.P.*	Ontario	number of Class	Units
A Units and
unlimited
number of Class
B Preferred
Units
				(b) 3,000 Class A	(b) Just Energy Corp.
Units
				(c) 379,671 Class B	(c) Just Energy Trading
				Preferred Units	L.P.

6.	Just Green	Province of	unlimited	(a) 1 Limited	(a) Just Energy Corp.
	L.P.*	Alberta	number of	Partnership Unit
Limited
Partnership Units
				(b) 864,449 Limited	(b) Just Energy Trading L.P.
Partnership Units

7.	Just Energy	Province of	unlimited	(a) 1 Limited	(a) Just Energy Corp.
	Québec L.P.*	Quebec	number of	Partnership Unit
Limited
Partnership Units
				(b) 2,499 Limited	(b) Just Energy Trading L.P.
Partnership Units

8.	Just Energy	Province of	unlimited	(a) 918 Class A	(a) Just Energy Trading L.P.

	Name of	Jurisdiction	Authorized	Issued Capital	Owner of Securities
	Obligor -		Capital
Restricted
Subsidiary*,
Unrestricted
Subsidiary**

	Manitoba L.P.*	Manitoba	number of Class	Units
A Units and
unlimited
number of Class
B Preferred
Units
				(b) 82 Class A	(b) Just Energy Corp.
Limited Partnership
Units
				(c) 760 Class B	(c) Just Energy Trading
				Preferred Units	L.P.

9.	Ontario Energy	Province of	unlimited	(a) 65,183,851	(a) Just Energy Ontario L.P.
	Commodities	Ontario	number of	Common Shares
	Inc.*		Common Shares
				(b) 200,781	(b) Universal Energy
				Common Shares	Corporation
				(c) 9,782,244	(c) Just Energy Group Inc.
Common Shares
				(d) 1,200 Preferred	(d) Just Energy Group Inc.
Shares

10.	Hudson Energy	Canada	unlimited	100 Common	Just Energy Group Inc.
	Canada Corp.*		number of	Shares
Common Shares

				14,000 common	Just Energy Alberta L.P.
shares

Just Energy Ontario L.P.
3,166,000 common
shares

11.	Just Energy	State of	5,000 Common	(a) 2,897 Common	(a) Ontario Energy
	(U.S.) Corp.*	Delaware	Shares	Shares	Commodities Inc.
				(b) 328 Common	(b) Just Energy Group Inc.
Shares
				(c) 53 Common	(c) Just Energy Finance
				Shares	Canada ULC

12.	Just Energy	State of	100 Common	100 Common	Just Energy (U.S.) Corp.
	Marketing	Delaware	Shares	Shares
Corp.*

	Name of	Jurisdiction	Authorized	Issued Capital	Owner of Securities
	Obligor -		Capital
Restricted
Subsidiary*,
Unrestricted
Subsidiary**

13.	Just Energy	State of	5,000 Common	2,600 Common	Just Energy (U.S.) Corp.
	Illinois Corp.*	Delaware	Shares	Shares

14.	Just Energy	State of	100 Common	100 Common	Just Energy (U.S.) Corp.
	Indiana Corp.*	Delaware	Shares	Shares

15.	Just Energy New	State of	5,000 Common	900 Common	Just Energy (U.S.) Corp.
	York Corp.*	Delaware	Shares	Shares

16.	Just Energy	State of	100 Common	100 Common	Just Energy (U.S.) Corp.
	Michigan Corp.*	Delaware	Shares	Shares

17.	Momentis U.S.	State of	100 Common	100 Common	Just Energy (U.S.) Corp.
	Corp.**	Delaware	Shares	Shares

18.	Just Energy	State of	1,000 Common	1,000 Common	Just Energy (U.S.) Corp.
	Texas I Corp.*	Delaware	Shares	Shares

19.	Just Energy	State of Texas	unlimited	(a) 23,560 Class A1	(a) Just Energy Texas I
	Texas LP*		number of Class	Limited Partnership	Corp.
			A1 Limited	Units
Partnership
Units, unlimited
number of Class
A2 Limited
Partnership Units
and unlimited
number of
General
Partnership Units

				(b) 917 Class A2	(b) Just Energy Texas I
				Limited Partnership	Corp.
Units
				(c) 24.1 General	(c) Just Energy, LLC
Partnership Units

20.	Just Energy,	State of Texas	10,000	(a) 2,356	(a) Just Energy Texas I
	LLC*		Membership	Membership Units	Corp.
Units

	Name of	Jurisdiction	Authorized	Issued Capital	Owner of Securities
	Obligor -		Capital
Restricted
Subsidiary*,
Unrestricted
Subsidiary**

21.	Just Energy	State of	1,000 Common	1,000 Common	Just Energy (U.S.) Corp.
	Massachusetts	Delaware	Shares	Shares
Corp.*

22.	Just Energy	State of	1,000 Common	1,000 Common	Just Energy (U.S.) Corp.
	Connecticut	Delaware	Shares	Shares
Corp.*
[pending
dissolution]

23.	Just Energy	Province of	unlimited	(a) 1 Class A	(a) Just Energy Corp.
	Alberta L.P.*	Alberta	number of	Limited Partnership
			Limited	Unit
Partnership Units
				(b) 99 Class A	(b) Just Energy Trading L.P.
Limited Partnership
Units
				(c) 1 Class B	(c) Just Green L.P.
Limited Partnership
Unit
				(d) 131 Class A	(d) Just Green L.P.
Limited Partnership
Units

24.	Just Energy	State of	1,000 Common	100 Common	Just Energy (U.S.) Corp.
	Pennsylvania	Delaware	Shares	Shares
Corp.*

25.	Just Energy	Province of	unlimited	(a) 18,752 Common	(a) Ontario Energy
	Finance Canada	Nova Scotia	number of	Shares	Commodities Inc.
	ULC*		common shares

26.		State of	100 Common		Just Energy (U.S.) Corp.
	Just Energy			100 Common
	Limited*	Delaware	Shares	Shares

27.	Just Energy	State of	unlimited	100 Common Units	Just Energy New York
	Advanced	Delaware	Common Units		Corp.
Solutions LLC*

	Name of	Jurisdiction	Authorized	Issued Capital	Owner of Securities
	Obligor -		Capital
Restricted
Subsidiary*,
Unrestricted
Subsidiary**

28.	Just	Canada	Unlimited	100 Common	Just Energy Group Inc.
	Management		number of	Shares
	Corp.*		Common Shares

				7,341,420 Class A	Just Energy Ontario L.P.
preferred shares

				1,703,540 Class B	Just Energy Ontario L.P.
preferred shares

29.	Just Holdings	Province of	unlimited	(a) 1 Class A	(a) Just Management Corp.
	L.P.**	Manitoba	number of Class	Limited Partnership
			A Limited	Units
Partnership Units
and unlimited
number of Class
B Limited
Partnership Units
				(b) 1,000 Class A	(b) Just Energy Group Inc.
Limited Partnership
Units

30.	Just Ventures	State of	Unlimited	100 Membership	Just Energy Marketing
	LLC**	Delaware	number of	Interest Units	Corp.
Membership
Interest Units

31.	Just Ventures	Canada	Unlimited	100 common shares	Just Energy Corp.
	GP Corp.**		number of
common shares

32.		Province of	Unlimited		(a) Just Energy Ontario L.P.
	Just Ventures			(a) 998 Class A
	L.P.**	Ontario	number of Class	Limited Partnership
			A Limited	Units
Partnership Units
				(b) 2 Class A	(b) Just Ventures GP Corp.
Limited Partnership
Units

	Name of	Jurisdiction	Authorized	Issued Capital	Owner of Securities
	Obligor -		Capital
Restricted
Subsidiary*,
Unrestricted
Subsidiary**

33.	Just Energy	Province of	unlimited	(a) 1 Class A	(a) Just Energy Corp.
	Prairies L.P.*	Manitoba	number of Class	Limited Partnership
			A Limited	Units
Partnership Units
and unlimited
number of Class
B Limited
Partnership Units
				(b) 999 Class A	(b) Just Energy Trading L.P.
Limited Partnership
Units

34.	Universal	Province of	Unlimited	(a) 100,100	(a) Just Energy Group Inc.
	Energy	Ontario	Common shares	Common Shares
Corporation*
			Unlimited Class	(b) 25, 000,000	(b) Just Energy Group Inc.
			A Shares	Class C Shares
Unlimited Class
B Shares
Unlimited Class
C Shares

35.	American Home	State of	1,000 common	100 common voting	Just Energy (U.S.) Corp.
	Energy Services	Delaware	voting shares	shares
Corp.**

36.	8704104 Canada	Canada	Unlimited	(a) 100 Common	(a) Just Energy Group Inc.
	Inc. *		Common Shares	Shares

			Unlimited Class	(b) 9,500,000 Class	(b) Just Energy Group Inc.
			A Special Shares	A Special Shares

37.	Just Energy	State of	50,000,000	30,553,540	Just Energy (U.S.) Corp.
	Solutions Inc.*	California	Common stock	Common Stock
(formerly known
as Commerce

	Name of	Jurisdiction	Authorized	Issued Capital	Owner of Securities
	Obligor -		Capital
Restricted
Subsidiary*,
Unrestricted
Subsidiary**

Energy, Inc.)
10,000,000
Preferred Stock

1,000,000 Series
A Convertible
Preferred Stock

38.	Hudson Energy	State of	1,500 Common	1,001 Common	Just Energy (U.S.) Corp.
	Corp.*	Delaware	Shares	Shares

39.	Hudson Parent	State of	Unlimited	(a) 89,328 Preferred	(a) Hudson Energy Corp.
	Holdings LLC*	Delaware	Preferred Units	Units

	[pending		Unlimited	(b) 7,251,158	(b) Hudson Energy Corp.
	dissolution]		Common Units	Common Units

40.	Interactive	State of	Unlimited	100 Common Units	Hudson Parent Holdings
	Energy Group	Delaware	Common Units		LLC
LLC* (formerly
known as HE
Holdings, LLC)

41.	Drag Marketing	State of	Unlimited	1,000 Common	Hudson Parent Holdings
	LLC*	Delaware	Common Units	Units	LLC
[pending
dissolution]

42.	Hudson Energy	State of New	Unlimited	1,000 Class A	Interactive Energy Group
	Services LLC*	Jersey	Common Units	Membership	LLC
Interests

43.	Hudson Energy	England and	Unlimited	1,250,751 ordinary	Just Energy Group Inc.
	Holdings UK	Wales	number of	shares
	Limited**		ordinary shares

44.	Just Energy	England and	Unlimited	100 ordinary shares	Just Energy Group Inc.
	(U.K.)	Wales	number of
	Limited**		ordinary shares

45.	Fulcrum Retail	State of Texas	Unlimited	10,000,000 units	Just Energy (U.S.) Corp.
	Holdings LLC*		Membership
Units

	Name of	Jurisdiction	Authorized	Issued Capital	Owner of Securities
	Obligor -		Capital
Restricted
Subsidiary*,
Unrestricted
Subsidiary**

46.	Fulcrum Retail	State of Texas	Unlimited	100 units	Fulcrum Retail Holdings
	Energy LLC*		Membership		LLC
Units

47.	Tara Energy,	State of Texas	Unlimited	100 units	Fulcrum Retail Holdings
	LLC*		Membership		LLC
Units

48.	Just Energy	Canada (Not	N/A	N/A	N/A
	Foundation	for Profit)
Canada **

49.	Just Energy	State of	N/A	N/A	N/A
	Foundation	Georgia (Not
	USA, Inc. **	for Profit)

50.	Just Solar	State of	1,000 Common	100 Common Stock	Just Energy (U.S.) Corp.
	Holdings Corp.*	Delaware	Stock

51.	Just Energy	Ireland	Unlimited	1 Ordinary Share	Hudson Energy Holdings
	(Ireland)		Ordinary Shares		UK Limited
Limited**

52.	Just Energy	Germany	Unlimited	25,000 Ordinary	Just Energy (U.K.) Limited
	Germany		Ordinary Shares	Shares
GmbH**

53.	JE Services	Canada	Unlimited	100 Common	8704104 Canada Inc.
	Holdco I Inc.*		number of	Shares
Common Shares

54.	JE Services	Canada	Unlimited	100 Common	8704104 Canada Inc.
	Holdco II Inc.*		number of	Shares
Common Shares

55.	JEBPO Services	India	N/A	(a) 99%	JE Services Holdco I Inc.
LLP*
				(b) 1%	JE Services Holdco II Inc.

56.	Just Energy	Ontario	Unlimited	100 Common	Just Energy Corp.
	Advanced		number of	Shares
	Solutions Corp.*		Common Shares

	Name of	Jurisdiction	Authorized	Issued Capital	Owner of Securities
	Obligor -		Capital
Restricted
Subsidiary*,
Unrestricted
Subsidiary**

57.	JEAS Holdings	Province of	unlimited	(a) 1 Class A Units	(a) Just Energy Corp.
	L.P.**	Ontario	number of Class
A Units and
unlimited
number of Class
B Units
				(b) 99 Class A Units	(b) Just Energy Advanced
Solutions Corp.

58.	Just Energy	Province of	unlimited	235,000,001	Just Energy Group Inc.
	Finance Holding	Ontario	number of	common shares
	Inc.*		common shares

59.	Just Energy	Hungary	N/A	1 ordinary share	Just Energy Finance
	(Finance)				Holding Inc.
Hungary Zrt.*

60.	Filter Group	Canada	unlimited	(a) 128,245 Class A	8704104 Canada Inc.
	Inc.**		number of Class	common shares
			A common	(b) 128,245 Class B
			shares,	common shares
unlimited
number of Class
B common
shares,
unlimited
number of
common shares,
unlimited
number of Class
A preferred
shares, and
unlimited
number of Class
B preferred
shares

61.	Filter Group	Delaware	1,500 common	100 common shares	Filter Group Inc.

	Name of	Jurisdiction	Authorized	Issued Capital	Owner of Securities
	Obligor -		Capital
Restricted
Subsidiary*,
Unrestricted
Subsidiary**

	USA Inc.**		shares

62.	11929747	Canada	Unlimited	(a) 100 common	Just Energy Group Inc.
	Canada Inc.*		number of	shares
common shares

			Unlimited	(b) 210,000,000	Hudson Energy Canada
			number of Series	Series A Preference	Corp.
			A Preference	Shares
Shares

63.	12175592	Canada	Unlimited	10 common shares	Just Energy Group Inc.
	Canada Inc.*		number of
common shares

64.	Just Energy	Germany	Unlimited	(a) 23,750 common	(a) Just Energy Germany
	Deutschland		number of	shares	GmbH
	GmbH**		common shares	(b) 1,250 common	(b) Dieter Helmut Scott
shares

65.	Just Energy	Barbados	Unlimited	100 common shares	Ontario Energy
	Services		number of		Commodities Inc.
	Limited**		common shares

SCHEDULE A(16)

RELEVANT JURISDICTIONS

Entity	Jurisdiction	Organizational	Location of	Address from	Chief	Registered	Books
		Registration	Tangible	which	Executive	Office	and Records
		Number	Property	invoices	Office
are issued

Just Energy	Canada	750207-9	Ontario	80	First	First	First
Group Inc.				Courtneypark	Canadian	Canadian	Canadian
				Drive West,	Place, 100	Place, 100	Place, 100
				Mississauga,	King Street	King Street	King Street
				ON L5W 0B3	West Suite	West Suite	West Suite
					2630, P.O.	2630, P.O.	2630, P.O.
					Box 355	Box 355	Box 355
					Toronto,	Toronto,	Toronto,
					Ontario	Ontario	Ontario
					Canada	Canada	Canada
					M5X 1E1	M5X 1E1	M5X 1E1
Just Energy	Ontario	LP11837473	Ontario	80	First	First	First
Ontario L.P.				Courtneypark	Canadian	Canadian	Canadian
				Drive West,	Place, 100	Place, 100	Place, 100
				Mississauga,	King Street	King Street	King Street
				ON L5W 0B3	West Suite	West Suite	West Suite
					2630, P.O.	2630, P.O.	2630, P.O.
					Box 355	Box 355	Box 355
					Toronto,	Toronto,	Toronto,
					Ontario	Ontario	Ontario
					Canada	Canada	Canada
					M5X 1E1	M5X 1E1	M5X 1E1

Just Energy	Ontario	1733628	Ontario	80	First	First	First
Corp.				Courtneypark	Canadian	Canadian	Canadian
				Drive West,	Place, 100	Place, 100	Place, 100
				Mississauga,	King Street	King Street	King Street
				ON L5W 0B3	West Suite	West Suite	West Suite
					2630, P.O.	2630, P.O.	2630, P.O.
					Box 355	Box 355	Box 355
					Toronto,	Toronto,	Toronto,
					Ontario	Ontario	Ontario
					Canada	Canada	Canada
					M5X 1E1	M5X 1E1	M5X 1E1
Just Energy	Ontario	140854530	None	80	First	First	First
Trading L.P.				Courtneypark	Canadian	Canadian	Canadian
				Drive West,	Place, 100	Place, 100	Place, 100
				Mississauga,	King Street	King Street	King Street
				ON L5W 0B3	West Suite	West Suite	West Suite
					2630, P.O.	2630, P.O.	2630, P.O.
					Box 355	Box 355	Box 355
					Toronto,	Toronto,	Toronto,
					Ontario	Ontario	Ontario
					Canada	Canada	Canada
					M5X 1E1	M5X 1E1	M5X 1E1

Just Energy	Quebec	N/A	Québec	80	First	First	First
Quebec L.P.				Courtneypark	Canadian	Canadian	Canadian
				Drive West,	Place, 100	Place, 100	Place, 100

Entity	Jurisdiction	Organizational	Location of	Address from	Chief	Registered	Books
		Registration	Tangible	which	Executive	Office	and Records
		Number	Property	invoices	Office
are issued

				Mississauga,	King Street	King Street	King Street
				ON L5W 0B3	West Suite	West Suite	West Suite
					2630, P.O.	2630, P.O.	2630, P.O.
					Box 355	Box 355	Box 355
					Toronto,	Toronto,	Toronto,
					Ontario	Ontario	Ontario
					Canada	Canada	Canada
					M5X 1E1	M5X 1E1	M5X 1E1
Just Energy	British	N/A	British	80	First	First	First
(B.C.) Limited	Columbia		Columbia	Courtneypark	Canadian	Canadian	Canadian
Partnership				Drive West,	Place, 100	Place, 100	Place, 100
				Mississauga,	King Street	King Street	King Street
				ON L5W 0B3	West Suite	West Suite	West Suite
					2630, P.O.	2630, P.O.	2630, P.O.
					Box 355	Box 355	Box 355
					Toronto,	Toronto,	Toronto,
					Ontario	Ontario	Ontario
					Canada	Canada	Canada
					M5X 1E1	M5X 1E1	M5X 1E1

Ontario Energy	Ontario	1512568	None	80	First	First	First
Commodities				Courtneypark	Canadian	Canadian	Canadian
Inc.				Drive West,	Place, 100	Place, 100	Place, 100
				Mississauga,	King Street	King Street	King Street
				ON L5W 0B3	West Suite	West Suite	West Suite
					2630, P.O.	2630, P.O.	2630, P.O.
					Box 355	Box 355	Box 355
					Toronto,	Toronto,	Toronto,
					Ontario	Ontario	Ontario
					Canada	Canada	Canada
					M5X 1E1	M5X 1E1	M5X 1E1
Just Energy	Delaware	3437441	Texas	80	5251	5251	5251
(U.S.) Corp.				Courtneypark	Westheimer	Westheimer	Westheimer
				Drive West,	Road, Ste.	Road, Ste.	Road, Ste.
				Mississauga,	1000	1000	1000
				ON L5W 0B3	Houston,	Houston,	Houston,
					Texas 77056	Texas 77056	Texas 77056
Just Energy	Manitoba	N/A	Manitoba	80	First	First	First
Manitoba L.P.				Courtneypark	Canadian	Canadian	Canadian
				Drive West,	Place, 100	Place, 100	Place, 100
				Mississauga,	King Street	King Street	King Street
				ON L5W 0B3	West Suite	West Suite	West Suite
					2630, P.O.	2630, P.O.	2630, P.O.
					Box 355	Box 355	Box 355
					Toronto,	Toronto,	Toronto,
					Ontario	Ontario	Ontario
					Canada	Canada	Canada
					M5X 1E1	M5X 1E1	M5X 1E1

Entity	Jurisdiction	Organizational	Location of	Address from	Chief	Registered	Books
		Registration	Tangible	which	Executive	Office	and Records
		Number	Property	invoices	Office
are issued

Just Energy	Delaware	3698192	Illinois	80	5251	5251	5251
Illinois Corp.				Courtneypark	Westheimer	Westheimer	Westheimer
				Drive West,	Road, Ste.	Road, Ste.	Road, Ste.
				Mississauga,	1000	1000	1000
				ON L5W 0B3	Houston,	Houston,	Houston,
					Texas 77056	Texas 77056	Texas 77056
Just Energy	Delaware	3698189	Indiana	80	5251	5251	5251
Indiana Corp.				Courtneypark	Westheimer	Westheimer	Westheimer
				Drive West,	Road, Ste.	Road, Ste.	Road, Ste.
				Mississauga,	1000	1000	1000
				ON L5W 0B3	Houston,	Houston,	Houston,
					Texas 77056	Texas 77056	Texas 77056
Just Energy	Delaware	3832304	New York	80	5251	5251	5251
New York Corp.				Courtneypark	Westheimer	Westheimer	Westheimer
				Drive West,	Road, Ste.	Road, Ste.	Road, Ste.
				Mississauga,	1000	1000	1000
				ON L5W 0B3	Houston,	Houston,	Houston,
					Texas 77056	Texas 77056	Texas 77056
Just Energy	Delaware	4101099	Texas	80	5251	5251	5251
Texas I Corp.				Courtneypark	Westheimer	Westheimer	Westheimer
				Drive West,	Road, Ste.	Road, Ste.	Road, Ste.
				Mississauga,	1000	1000	1000
				ON L5W 0B3	Houston,	Houston,	Houston,
					Texas 77056	Texas 77056	Texas 77056

Just Energy	Texas	0800661333	Texas	80	5251	5251	5251
Texas LP				Courtneypark	Westheimer	Westheimer	Westheimer
				Drive West,	Road, Ste.	Road, Ste.	Road, Ste.
				Mississauga,	1000	1000	1000
				ON L5W 0B3	Houston,	Houston,	Houston,
					Texas 77056	Texas 77056	Texas 77056
Just Energy,	Texas	0800074936	None	80	5251	5251	5251
LLC				Courtneypark	Westheimer	Westheimer	Westheimer
				Drive West,	Road, Ste.	Road, Ste.	Road, Ste.
				Mississauga,	1000	1000	1000
				ON L5W 0B3	Houston,	Houston,	Houston,
					Texas 77056	Texas 77056	Texas 77056
Just Energy	Delaware	4412363	Massachusetts	80	5251	5251	5251
Massachusetts				Courtneypark	Westheimer	Westheimer	Westheimer
Corp.				Drive West,	Road, Ste.	Road, Ste.	Road, Ste.

Entity	Jurisdiction	Organizational	Location of	Address from	Chief	Registered	Books
		Registration	Tangible	which	Executive	Office	and Records
		Number	Property	invoices	Office
are issued

				Mississauga,	1000	1000	1000
				ON L5W 0B3	Houston,	Houston,	Houston,
					Texas 77056	Texas 77056	Texas 77056
Just Energy	Alberta	N/A	Alberta	80	First	First	First
Alberta L.P.				Courtneypark	Canadian	Canadian	Canadian
				Drive West,	Place, 100	Place, 100	Place, 100
				Mississauga,	King Street	King Street	King Street
				ON L5W 0B3	West Suite	West Suite	West Suite
					2630, P.O.	2630, P.O.	2630, P.O.
					Box 355	Box 355	Box 355
					Toronto,	Toronto,	Toronto,
					Ontario	Ontario	Ontario
					Canada	Canada	Canada
					M5X 1E1	M5X 1E1	M5X 1E1

Just Energy	Delaware	4659209	Pennsylvania	80	5251	5251	5251
Pennsylvania				Courtneypark	Westheimer	Westheimer	Westheimer
Corp.				Drive West,	Road, Ste.	Road, Ste.	Road, Ste.
				Mississauga,	1000	1000	1000
				ON L5W 0B3	Houston,	Houston,	Houston,
					Texas 77056	Texas 77056	Texas 77056
Just Energy	Delaware	4492197	Connecticut	80	5251	5251	5251
Connecticut				Courtneypark	Westheimer	Westheimer	Westheimer
Corp.				Drive West,	Road, Ste.	Road, Ste.	Road, Ste.
				Mississauga,	1000	1000	1000
				ON L5W 0B3	Houston,	Houston,	Houston,
					Texas 77056	Texas 77056	Texas 77056
Just Energy	Delaware	4675061	None	80	5251	5251	5251
Limited				Courtneypark	Westheimer	Westheimer	Westheimer
				Drive West,	Road, Ste.	Road, Ste.	Road, Ste.
				Mississauga,	1000	1000	1000
				ON L5W 0B3	Houston,	Houston,	Houston,
					Texas 77056	Texas 77056	Texas 77056
Just Energy	Delaware	3745362	Ontario	80	5251	5251	5251
Marketing Corp.				Courtneypark	Westheimer	Westheimer	Westheimer
				Drive West,	Road, Ste.	Road, Ste.	Road, Ste.
				Mississauga,	1000	1000	1000
				ON L5W 0B3	Houston,	Houston,	Houston,
					Texas 77056	Texas 77056	Texas 77056

Universal	Ontario	1640183	Ontario	80	First	First	First
Energy				Courtneypark	Canadian	Canadian	Canadian
Corporation				Drive West,	Place, 100	Place, 100	Place, 100
				Mississauga,	King Street	King Street	King Street
				ON L5W 0B3	West Suite	West Suite	West Suite
					2630, P.O.	2630, P.O.	2630, P.O.
					Box 355	Box 355	Box 355

Entity	Jurisdiction	Organizational	Location of	Address from	Chief	Registered	Books
		Registration	Tangible	which	Executive	Office	and Records
		Number	Property	invoices	Office
are issued

					Toronto,	Toronto,	Toronto,
					Ontario	Ontario	Ontario
					Canada	Canada	Canada
					M5X 1E1	M5X 1E1	M5X 1E1
Just Energy	California	C1909805	California,	80	5251	5251	5251
Solutions Inc.			Maryland,	Courtneypark	Westheimer	Westheimer	Westheimer
(formerly			Michigan,	Drive West,	Road, Ste.	Road, Ste.	Road, Ste.
known as			New Jersey,	Mississauga,	1000	1000	1000
Commerce			Ohio,	ON L5W 0B3	Houston,	Houston,	Houston,
Energy, Inc.)			Pennsylvania		Texas 77056	Texas 77056	Texas 77056
New York
and Nevada

Just Energy	Nova Scotia	3241239	None	80	First	First	First
Finance Canada				Courtneypark	Canadian	Canadian	Canadian
ULC				Drive West,	Place, 100	Place, 100	Place, 100
				Mississauga,	King Street	King Street	King Street
				ON L5W 0B3	West Suite	West Suite	West Suite
					2630, P.O.	2630, P.O.	2630, P.O.
					Box 355	Box 355	Box 355
					Toronto,	Toronto,	Toronto,
					Ontario	Ontario	Ontario
					Canada	Canada	Canada
					M5X 1E1	M5X 1E1	M5X 1E1
Just Energy	Delaware	3720535	Michigan	80	5251	5251	5251
Michigan Corp.				Courtneypark	Westheimer	Westheimer	Westheimer
				Drive West,	Road, Ste.	Road, Ste.	Road, Ste.
				Mississauga,	1000	1000	1000
				ON L5W 0B3	Houston,	Houston,	Houston,
					Texas 77056	Texas 77056	Texas 77056
Hudson Energy	Delaware	4113503	None	80	5251	5251	5251
Corp.				Courtneypark	Westheimer	Westheimer	Westheimer
				Drive West,	Road, Ste.	Road, Ste.	Road, Ste.
				Mississauga,	1000	1000	1000
				ON L5W 0B3	Houston,	Houston,	Houston,
					Texas 77056	Texas 77056	Texas 77056
Hudson Parent	Delaware	4135199	None	80	5251	5251	5251
Holdings LLC				Courtneypark	Westheimer	Westheimer	Westheimer
				Drive West,	Road, Ste.	Road, Ste.	Road, Ste.
				Mississauga,	1000	1000	1000
				ON L5W 0B3	Houston,	Houston,	Houston,
					Texas 77056	Texas 77056	Texas 77056

Entity	Jurisdiction	Organizational	Location of	Address from	Chief	Registered	Books
	Registration		Tangible	which	Executive	Office	and Records
	Number		Property	invoices	Office
are issued

Interactive	Delaware	4667879	New York,	80	5251	5251	5251
Energy Group			Texas	Courtneypark	Westheimer	Westheimer	Westheimer
LLC (formerly				Drive West,	Road, Ste.	Road, Ste.	Road, Ste.
known as HE				Mississauga,	1000	1000	1000
Holdings, LLC)				ON L5W 0B3	Houston,	Houston,	Houston,
					Texas 77056	Texas 77056	Texas 77056
Hudson Energy	New Jersey	0400015448	New York,	80	5251	5251	5251
Services LLC			Texas	Courtneypark	Westheimer	Westheimer	Westheimer
				Drive West,	Road, Ste.	Road, Ste.	Road, Ste.
				Mississauga,	1000	1000	1000
				ON L5W 0B3	Houston,	Houston,	Houston,
					Texas 77056	Texas 77056	Texas 77056
Drag Marketing	Delaware	4136040	Florida	80	5251	5251	5251
LLC				Courtneypark	Westheimer	Westheimer	Westheimer
				Drive West,	Road, Ste.	Road, Ste.	Road, Ste.
				Mississauga,	1000	1000	1000
				ON L5W 0B3	Houston,	Houston,	Houston,
					Texas 77056	Texas 77056	Texas 77056
Hudson Energy	Canada	756028-1	Ontario	80	First	First	First
Canada Corp.				Courtneypark	Canadian	Canadian	Canadian
				Drive West,	Place, 100	Place, 100	Place, 100
				Mississauga,	King Street	King Street	King Street
				ON L5W 0B3	West Suite	West Suite	West Suite
					2630, P.O.	2630, P.O.	2630, P.O.
					Box 355	Box 355	Box 355
					Toronto,	Toronto,	Toronto,
					Ontario	Ontario	Ontario
					Canada	Canada	Canada
					M5X 1E1	M5X 1E1	M5X 1E1

Just Energy	Delaware	4887030	None	80	5251	5251	5251
Advanced				Courtneypark	Westheimer	Westheimer	Westheimer
Solutions LLC				Drive West,	Road, Ste.	Road, Ste.	Road, Ste.
				Mississauga,	1000	1000	1000
				ON L5W 0B3	Houston,	Houston,	Houston,
					Texas 77056	Texas 77056	Texas
770564

Entity	Jurisdiction	Organizational	Location of	Address from	Chief	Registered	Books
	Registration		Tangible	which	Executive	Office	and Records
	Number		Property	invoices	Office
are issued

Fulcrum Retail	Texas	0801141765	Texas	80	5251	5251	5251
Holdings LLC				Courtneypark	Westheimer	Westheimer	Westheimer
				Drive West,	Road, Ste.	Road, Ste.	Road, Ste.
				Mississauga,	1000	1000	1000
				ON L5W 0B3	Houston,	Houston,	Houston,
					Texas 77056	Texas 77056	Texas 77056
Fulcrum Retail	Texas	0800173077	Texas	80	5251	5251	5251
Energy LLC				Courtneypark	Westheimer	Westheimer	Westheimer
				Drive West,	Road, Ste.	Road, Ste.	Road, Ste.
				Mississauga,	1000	1000	1000
				ON L5W 0B3	Houston,	Houston,	Houston,
					Texas 77056	Texas 77056	Texas 77056
Tara Energy,	Texas	0801157492	Texas	80	5251	5251	5251
LLC				Courtneypark	Westheimer	Westheimer	Westheimer
				Drive West,	Road, Ste.	Road, Ste.	Road, Ste.
				Mississauga,	1000	1000	1000
				ON L5W 0B3	Houston,	Houston,	Houston,
					Texas 77056	Texas 77056	Texas 77056

Just Green L.P.	Alberta	LP11326733	Alberta	80	First	First	First
				Courtneypark	Canadian	Canadian	Canadian
				Drive West,	Place, 100	Place, 100	Place, 100
				Mississauga,	King Street	King Street	King Street
				ON L5W 0B3	West Suite	West Suite	West Suite
					2630, P.O.	2630, P.O.	2630, P.O.
					Box 355	Box 355	Box 355
					Toronto,	Toronto,	Toronto,
					Ontario	Ontario	Ontario
					Canada	Canada	Canada
					M5X 1E1	M5X 1E1	M5X 1E1
Just Energy	Manitoba	6457364	Ontario	80	First	First	First
Prairies L.P.				Courtneypark	Canadian	Canadian	Canadian
				Drive West,	Place, 100	Place, 100	Place, 100
				Mississauga,	King Street	King Street	King Street
				ON L5W 0B3	West Suite	West Suite	West Suite
					2630, P.O.	2630, P.O.	2630, P.O.
					Box 355	Box 355	Box 355
					Toronto,	Toronto,	Toronto,
					Ontario	Ontario	Ontario
					Canada	Canada	Canada
					M5X 1E1	M5X 1E1	M5X 1E1

Just	Canada	798857-5	Ontario	80	First	First	First
Management				Courtneypark	Canadian	Canadian	Canadian
Corp.				Drive West,	Place, 100	Place, 100	Place, 100
				Mississauga,	King Street	King Street	King Street

Entity	Jurisdiction	Organizational	Location of	Address from	Chief	Registered	Books
	Registration		Tangible	which	Executive	Office	and Records
	Number		Property	invoices	Office
are issued

				ON L5W 0B3	West Suite	West Suite	West Suite
					2630, P.O.	2630, P.O.	2630, P.O.
					Box 355	Box 355	Box 355
					Toronto,	Toronto,	Toronto,
					Ontario	Ontario	Ontario
					Canada	Canada	Canada
					M5X 1E1	M5X 1E1	M5X 1E1
Just Solar	Delaware	5666263	5251	80	5251	5251	5251
Holdings Corp.			Westheimer	Courtneypark	Westheimer	Westheimer	Westheimer
			Road, Ste.	Drive West,	Road, Ste.	Road, Ste.	Road, Ste.
			1000	Mississauga,	1000	1000	1000
			Houston,	ON L5W 0B3	Houston,	Houston,	Houston,
			Texas 77056		Texas 77056	Texas 77056	Texas 77056
Just Energy	Ontario	2518801	First	80	First	First	First
Advanced			Canadian	Courtneypark	Canadian	Canadian	Canadian
Solutions Corp.			Place, 100	Drive West,	Place, 100	Place, 100	Place, 100
			King Street	Mississauga,	King Street	King Street	King Street
			West Suite	ON L5W 0B3	West Suite	West Suite	West Suite
			2630, P.O.		2630, P.O.	2630, P.O.	2630, P.O.
			Box 355		Box 355	Box 355	Box 355
			Toronto,		Toronto,	Toronto,	Toronto,
			Ontario		Ontario	Ontario	Ontario
			Canada		Canada	Canada	Canada
			M5X 1E1		M5X 1E1	M5X 1E1	M5X 1E1

Just Energy	Ontario	2639395	First	80	First	First	First
Finance Holding			Canadian	Courtneypark	Canadian	Canadian	Canadian
Inc.			Place, 100	Drive West,	Place, 100	Place, 100	Place, 100
			King Street	Mississauga,	King Street	King Street	King Street
			West, Suite	ON L5W 0B3	West, Suite	West, Suite	West, Suite
			2630, P.O.		2630, P.O.	2630, P.O.	2630, P.O.
			Box 355		Box 355	Box 355	Box 355
			Toronto,		Toronto,	Toronto,	Toronto,
			Ontario		Ontario	Ontario	Ontario
			Canada		Canada	Canada	Canada
			M5X 1E1		M5X 1E1	M5X 1E1	M5X 1E1
Just Energy	Hungary	01-10-049893	H-1062	80	H-1062	H-1062	H-1062
(Finance)			Budapest,	Courtneypark	Budapest,	Budapest,	Budapest,
Hungary Zrt.			Váci út 1-3.	Drive West,	Váci út 1-3.	Váci út 1-3.	Váci út 1-3.
			“A” tower, 6th	Mississauga,	“A” tower,	“A” tower,	“A” tower,
			floor	ON L5W 0B3	6th floor	6th floor	6th floor
First
Canadian
Place, 100
King Street
West Suite
2630, P.O.
Box 355
Toronto,

Entity	Jurisdiction	Organizational	Location of	Address from	Chief	Registered	Books
		Registration	Tangible	which	Executive	Office	and Records
		Number	Property	invoices	Office
are issued

Ontario
Canada
M5X 1E1

11929747 Canada	Canada	1192974-7	First	80	First	First	First
Inc.			Canadian	Courtneypark	Canadian	Canadian	Canadian
			Place, 100	Drive West,	Place, 100	Place, 100	Place, 100
			King Street	Mississauga,	King Street	King Street	King Street
			West, Suite	ON L5W 0B3	West, Suite	West, Suite	West, Suite
			2630, P.O.		2630, P.O.	2630, P.O.	2630, P.O.
			Box 355		Box 355	Box 355	Box 355
			Toronto,		Toronto,	Toronto,	Toronto,
			Ontario		Ontario	Ontario	Ontario
			Canada		Canada	Canada	Canada
			M5X 1E1		M5X 1E1	M5X 1E1	M5X 1E1
12175592 Canada	Canada	1217559-2	First	80	First	First	First
Inc.			Canadian	Courtneypark	Canadian	Canadian	Canadian
			Place, 100	Drive West,	Place, 100	Place, 100	Place, 100
			King Street	Mississauga,	King Street	King Street	King Street
			West, Suite	ON L5W 0B3	West, Suite	West, Suite	West, Suite
			2630, P.O.		2630, P.O.	2630, P.O.	2630, P.O.
			Box 355		Box 355	Box 355	Box 355
			Toronto,		Toronto,	Toronto,	Toronto,
			Ontario		Ontario	Ontario	Ontario
			Canada		Canada	Canada	Canada
			M5X 1E1		M5X 1E1	M5X 1E1	M5X 1E1

JE Services	Canada	994141-0	First	80	First	First	First
Holdco I Inc.			Canadian	Courtneypark	Canadian	Canadian	Canadian
			Place, 100	Drive West,	Place, 100	Place, 100	Place, 100
			King Street	Mississauga,	King Street	King Street	King Street
			West, Suite	ON L5W 0B3	West, Suite	West, Suite	West, Suite
			2630, P.O.		2630, P.O.	2630, P.O.	2630, P.O.
			Box 355		Box 355	Box 355	Box 355
			Toronto,		Toronto,	Toronto,	Toronto,
			Ontario		Ontario	Ontario	Ontario
			Canada		Canada	Canada	Canada
			M5X 1E1		M5X 1E1	M5X 1E1	M5X 1E1
JE Services	Canada	994143-6	First	80	First	First	First
Holdco II Inc.			Canadian	Courtneypark	Canadian	Canadian	Canadian
			Place, 100	Drive West,	Place, 100	Place, 100	Place, 100
			King Street	Mississauga,	King Street	King Street	King Street
			West, Suite	ON L5W 0B3	West, Suite	West, Suite	West, Suite
			2630, P.O.		2630, P.O.	2630, P.O.	2630, P.O.
			Box 355		Box 355	Box 355	Box 355
			Toronto,		Toronto,	Toronto,	Toronto,
			Ontario		Ontario	Ontario	Ontario
			Canada		Canada	Canada	Canada
			M5X 1E1		M5X 1E1	M5X 1E1	M5X 1E1

Entity	Jurisdiction	Organizational	Location of	Address from	Chief	Registered	Books
		Registration	Tangible	which	Executive	Office	and Records
		Number	Property	invoices	Office
are issued

JEBPO Services	India	AAI-4133	Ground Floor,	80	Ground	Ground	First
LLP			Block 2B	Courtneypark	Floor, Block	Floor, Block	Canadian
			(Hibiscus)	Drive West,	2B	2B	Place, 100
			Tower 3	Mississauga,	(Hibiscus)	(Hibiscus)	King Street
			Embassy	ON L5W 0B3	Tower 3	Tower 3	West, Suite
			Tech Village		Embassy	Embassy	2630, P.O.
			(SEZ), Outer		Tech Village	Tech Village	Box 355
			Ring Road		(SEZ), Outer	(SEZ), Outer	Toronto,
			Bengaluru		Ring Road	Ring Road	Ontario
			Bangalore		Bengaluru	Bengaluru	Canada
			KA 560103		Bangalore	Bangalore	M5X 1E1
			IN		KA 560103	KA 560103
					IN	IN
8704104 Canada	Canada	8704104	First	80	First	First	First
Inc.			Canadian	Courtneypark	Canadian	Canadian	Canadian
			Place, 100	Drive West,	Place, 100	Place, 100	Place, 100
			King Street	Mississauga,	King Street	King Street	King Street
			West, Suite	ON L5W 0B3	West, Suite	West, Suite	West, Suite
			2630, P.O.		2630, P.O.	2630, P.O.	2630, P.O.
			Box 355		Box 355	Box 355	Box 355
			Toronto,		Toronto,	Toronto,	Toronto,
			Ontario		Ontario	Ontario	Ontario
			Canada		Canada	Canada	Canada
			M5X 1E1		M5X 1E1	M5X 1E1	M5X 1E1

SCHEDULE A(18)

INTELLECTUAL PROPERTY

Trademarks

TRADEMARK	ENTITY	COUNTRY	APPLICATION /
REGISTRATION
NUMBER

ONTARIO ENERGY	Just Energy Group Inc.	Canada	TMA619698
SAVINGS CORP. &
FLAG Design

THE ENERGY	Just Energy Group Inc.	Canada	TMA688634
SAVINGS GROUP &
Design

JUST ENERGY &	Just Energy Group Inc.	Canada	TMA768038
DESIGN

JUST ENERGY	Just Energy Group Inc.	Canada	TMA775273

JUST ENERGY	Just Energy Group Inc.	Canada	TMA774244

JUST ENERGY GROUP	Just Energy Group Inc.	Canada	TMA821985

JUSTGREEN	Just Energy Group Inc.	Canada	TMA800468

JUSTCLEAN	Just Energy Group Inc.	Canada	TMA800467

JUSTREWARDS	Just Energy Group Inc.	Canada	TMA840225

COMMERCE ENERGY	Just Energy Group Inc.	Canada	TMA834723

GIVING YOU THE	Universal Energy	Canada	TMA731578
POWER TO SAVE	Corporation

UNIVERSAL ENERGY	Universal Energy	Canada	TMA673419
Corporation

PRICE PROTECTION	Universal Energy	Canada	TMA709610
PLUS	Corporation

FIGHT BACK	Universal Energy	Canada	TMA709609
AGAINST HIGH	Corporation
ENERGY PRICES

UNIVERSAL POWER	Universal Energy	Canada	TMA725654
Corporation

HUDSON ENERGY	Hudson Energy Canada	Canada	TMA826363
Corp.

PREDICT-A-BILL	Just Energy Group Inc.	Canada	TMA840682

TRADEMARK	ENTITY	COUNTRY	APPLICATION /
			REGISTRATION
			NUMBER

TARA ENERGY	Just Energy Group Inc.	Canada	TMA887538

ENERGY MADE EASY	Just Energy Group Inc.	Canada	TMA905281

CLIMATE SAVER	Just Energy Group Inc.	Canada	TMA840226

TERRAPASS DESIGN	Just Energy Advanced	Canada	TMA1041029
	Solution LLC

TERRAPASS	Just Energy Advanced	Canada	TMA755982
	Solution LLC

JUST ENERGY	Just Energy Group Inc.	USA	3848587

JUST ENERGY	Just Energy Group Inc.	USA	3666093

JUST ENERGY GROUP	Just Energy Group Inc.	USA	4187070

FLOWER DESIGN	Just Energy Group Inc.	USA	3861733

TARA ENERGY	Just Energy Group Inc.	USA	88787615

JUSTGREEN	Just Energy Group Inc.	USA	3905420

TERRAPASS DESIGN	Just Energy Advanced	USA	5323333
	Solution LLC

TERRAPASS	Just Energy Advanced	USA	5323332
	Solution LLC

HUDSON ENERGY	Hudson Energy Services	USA	3950313
	LLC

TARA ENERGY	Tara Energy, LLC	USA	3001649

SMART PREPAID	Tara Energy, LLC	USA	4022479
ELECTRIC

Patents

PATENT	ENTITY	COUNTRY	APPLICATION
NUMBER

Automatically	Hudson Energy	USA	11/856005
refreshing tailored	Services LLC
pricing for retail
energy market

Determining tailored	Hudson Energy	USA	11/856001
pricing for retail	Services LLC
energy market

PATENT	ENTITY	COUNTRY	APPLICATION
NUMBER

Tailored pricing for	Hudson Energy	PCT	PCT/US2008/074923
retail energy market	Services LLC

Water filtration	Filter Group Inc.	Canada	2999315
apparatus with
improved filter
cartridge housing and
distributor

Water filtration	Filter Group Inc.	USA	15/911001
apparatus with top-
loading filter cartridge
housing

SCHEDULE A(21)

ENVIRONMENTAL REPORTS

Nil.

Schedule B

Supplemental Covenants

(See attached)

SCHEDULE B

Covenants

During the Accommodation Period and except as otherwise permitted by the prior written consent of the Lenders, each Borrower will and will cause each other Obligor to do the following:

(1)         Timely Payment Make due and timely payment of the Obligations required to be paid by it under this Agreement.

(2)        Conduct of Business, Maintenance of Existence, Compliance with Laws Subject to any necessary Order or authorization of the Court, (a) engage in business of the same general type as now conducted by it; (b) carry on and conduct its business and operations in a proper, efficient and businesslike manner, in accordance with good business practice; (c) except as otherwise permitted by the CCAA Proceedings, preserve, renew and keep in full force and effect its existence; (d) take all action necessary to maintain all material registrations, material licenses, material rights, material privileges and franchises necessary or desirable in the normal conduct of its business; and (e) comply in all material respects with all Requirements of Law, including without limitation, Requirements of Environmental Law.

(3)         Insurance Maintain or cause to be maintained with reputable insurers, coverage against risk of loss or damage to its Property (including public liability and damage to property of third parties), business interruption insurance, fire and extended peril insurance and boiler and machinery insurance of such types as is customary for and would be maintained by a corporation with an established reputation engaged in the same or similar business in similar locations and provide to the Agent, on an annual basis, if requested, evidence of such coverage.

(4)         Notice of Termination Event Promptly notify the Agent of any Termination Event hereunder that would apply to it or to any Obligor of which it becomes aware.

(5)         Notice of Material Adverse Effect Promptly notify the Agent of any condition (financial or otherwise), event or change in its or any other Obligor’s business, liabilities, operations, results of operations, assets or prospects which would reasonably be expected to have a Material Adverse Effect.

(6)         Other Notices Promptly, upon having knowledge, give notice to the Agent of:

(a)         any violation of any Applicable Law, which does or could reasonably be expected to have a Material Adverse Effect;

(b)         any termination or expiration of or default under a Material Contract or Material Licence;

(c)         any damage to or destruction of any property, real or personal, of any Obligor having a replacement cost in excess of $2,500,000;

(d)        the receipt of insurance proceeds by any Obligor in excess of $2,500,000;

(e)         any change in the regulatory framework relating to the energy market which is materially adverse to the Business or could reasonably be expected to be materially adverse to the Business with the passage of time;

(f)         any Lien registered against any property or assets of any Obligor, other than a Permitted Lien (as defined in the DIP Term Sheet);

(g)         any entering into of a Material Contract or Material Licence, together with a true copy thereof;

(h)        any assignment of a Material Contract by the counterparty thereto; or

(i)         the delivery by ERCOT (as defined in the Intercreditor Agreement) of any settlement proposals in connection with the “black swan” weather events that occurred in the State of Texas in February 2021, together with a true copy thereof.

(7)        Computer Software Own or license for use or otherwise maintain the right to use all of the material software necessary to conduct its businesses and in all material respects, properly maintain and keep in good working order for the purposes of on-going operation, all Computer Equipment owned or used by an Obligor and necessary for the conduct of business, subject to ordinary wear and tear for Computer Equipment of comparable age and lost or damaged Computer Equipment replaced or repaired to the extent required to conduct its Business.

(8)         Intellectual Property Maintain rights sufficient for it to use all the Intellectual Property reasonably necessary for the conduct of its business and not knowingly infringe or misappropriate in any material way the intellectual property rights of any other Person.

(9)         Environmental Compliance Operate its business in compliance in all material respects with all applicable material Requirements of Environmental Laws and operate all Property owned, leased or otherwise occupied by it with a view to ensuring that no material obligation, including a clean-up or remedial obligation, will arise in respect of an Obligor under any Requirements of Environmental Law; provided however, that if any such obligation arises, the applicable Obligor will promptly satisfy or contest such obligation at its own cost and expense. It will promptly notify the Lender, to the extent not disclosed as of the date hereof, upon (i) learning of the existence of Hazardous Substance located on, above or below the surface of any land which it owns, leases, operates, occupies or controls (except those being stored, used or otherwise handled in substantial compliance with applicable Requirements of Environmental Law), or contained in the soil or water constituting such land and (ii) the occurrence of any lawfully reportable release, spill, leak, emission, discharge, leaching, dumping or disposal of Hazardous Substances that has occurred on or from such land which, in either case, is likely to result in liability under Requirements of Environmental Law.

(10)       Maintenance of Property Subject to any necessary CCAA Order or authorization of the Canadian Court, keep all Property necessary in its business in good working order and condition, normal wear and tear excepted, save for lost or damaged Property replaced or repaired to the extent required to conduct its Business.

(11)        ERISA Matters

(a)          Maintain each ERISA Plan in compliance in all material respects with all applicable Requirements of Law;

(b)         refrain from adopting, participating in or becoming obligated with respect to any US Pension Plan or multiemployer plan as defined in Section 4001(a)(3) of ERISA without the prior written consent of the Agent (at the direction of the Majority Lenders); and

(c)         promptly notify the Agent on becoming aware of (i) the institution of any steps by any Person to terminate any US Pension Plan, (ii) the failure of any Obligor to make a required contribution to any US Pension Plan if such failure is sufficient to give rise to an Lien under Section 303(k) of ERISA, (iii) the taking of any action with respect to a US Pension Plan which is reasonably likely to result in the requirement that any Obligor furnish a bond or other security to the US Pension Benefit Guaranty Corporation under ERISA or such Pension Plan, or (iv) the occurrence of any event with respect to any ERISA Plan which is reasonably likely to result in any Obligor incurring any liability, fine or penalty in excess of $5,000,000, and following notice to the Agent thereof, provide copies of all documentation relating thereto if requested by the Agent or any Lender.

(12)       Canadian Pension Plans

(a)          maintain each Canadian Pension Plan in compliance in all material respects with all applicable Requirements of Law;

(b)          refrain from adopting, participating in or becoming obligated with respect to any Specified Canadian Pension Plan; and

(c)         promptly notify the Agent on becoming aware of (i) the institution of any steps by any Person to terminate any Canadian Pension Plan, (ii) the failure of any Obligor to make a required contribution to any Canadian Pension Plan if such failure is sufficient to give rise to a deemed trust or lien under applicable pension benefits standards laws, or (iii) the occurrence of any event with respect to any Canadian Pension Plan or Canadian Welfare Plan which is reasonably likely to result in any Obligor incurring any liability, fine or penalty in excess of $5,000,000, and following notice to the Agent thereof, provide copies of all documentation relating thereto if requested by the Agent or any Lender.

(13)        Employee Benefit and Welfare Plans Maintain all employee benefit and Canadian Welfare Plans relating to the Business in compliance in all material respects with all Applicable Laws and ensure that all premiums and payments relating to employee benefits and pensions are paid as due.

(14)       Additional Information Promptly provide the Agent, upon receipt thereof, with copies of all “management letters” or other material letters submitted by independent public accountants in connection with audited financial statements described in Section 18 of this Schedule B raising issues associated with the audit of the Obligors.

(15)       ERCOT Related Settlements; Priority Commodity/ISO Charge On Thursday of each week, for the immediately preceding Friday, provide an estimate of (i) ERCOT related settlements in connection with the “black swan” weather events that occurred in the State of Texas in February 2021 and (ii) the amount of the Priority Commodity/ISO Charge.

(16)       LDC Agreements Promptly provide to the Agent copies of any notices received from LDCs in connection with any collections, services, agreements or any Transportation Agreements, requests to increase the billing service amount under any Collection Services Agreements, offsets or material matters under any LDC Agreement, in each case which would reasonably be expected to have a Material Adverse Effect.

(17)       Reporting Requirements Except as otherwise permitted by the prior written consent of the Agent (at the discretion of the Majority Lenders), the Obligors will:

(a)          Annual Reports As soon as available and in any event within 120 days after the end of each Fiscal Year, cause to be prepared and delivered to the Agent the audited consolidated financial statements of JustEnergy, including, without limitation, a balance sheet, statement of equity, income statement and cash flow statement, certified by the chief financial officer of JustEnergy.

(b)         Quarterly Reports

(i)          As soon as available and in any event within 60 days of the end of each of its first three Fiscal Quarters of each Fiscal Year, cause to be prepared and delivered to the Agent as at the end of such Fiscal Quarter the unaudited interim consolidated financial statements of JustEnergy, including, in each case and without limitation, an income statement, balance sheet and cash flow statement certified by the chief financial officer of JustEnergy.

(ii)         As soon as available and in any event within 60 days of the end of each Fiscal Quarter (including the fourth Fiscal Quarter), cause to be prepared and delivered to the Agent as at the end of such Fiscal Quarter the unaudited financial statements of the Borrowers prepared on a Modified Consolidated Basis, including, in each case and without limitation, an income statement, balance sheet and cash flow statement, certified by the chief financial officer of JustEnergy.

(c)          Compliance Certificate Concurrently with the delivery of the financial statements referred to in Sections 18(a) and (b) above, provide the Agent with a copy of the Compliance Certificate (as defined in the DIP Term Sheet) provided to the DIP Agent (as defined in the DIP Term Sheet).

(d)         Business Plan Within 90 days of the Filing Date, deliver to the Agent a copy of the business plan delivered to the DIP Lenders in connection with the DIP Facility.

(e)        Supply/Demand Projection Within 30 days of the end of each Fiscal Quarter, cause to be prepared and delivered to the Agent a supply vs. demand summary in respect of the Obligors’ projected next 12 months and the next 36 months anticipated Available Supply and Supply Commitments for natural gas, electricity and JustGreen Products, separately.

(f)        Hedging Exposure As soon as practicable and in any event within 30 days after the end of each Fiscal Quarter, provide to the Agent a report containing a summary of all outstanding hedging positions for all Hedges with Lender Hedge Providers (whether positive or negative) measured on a marked-to-market basis aggregated by product type (Commodity Hedge, Interest Rate Hedge, Currency Hedge or Equity Hedge) and in event that the Threshold Amount is exceeded, such reports will be provided by the Canadian Borrower to the Agent on a weekly basis.

(g)       Marked to Market Calculation As soon as available, and in any event within 10 Business Days after the end of each month, deliver to the Agent the Canadian Borrower’s good faith calculation of the marked-to-market exposure under its Supplier Contracts.

(h)      Portfolio Report As soon as available and in any event within 30 days of the end of each Fiscal Quarter, cause to be prepared and delivered to the Agent a portfolio report (substantially in the form of the report attached to the Credit Agreement as Schedule 9.03(9)), which report shall include the Canadian Borrower’s good faith calculation of the marked-to-market exposure for each of the following categories: Canadian gas, US gas, Canadian power and US power.

(i)       Priority Supplier Payables As soon as available, and in any event within 10 Business Days after the end of each month, furnish to the Agent a Priority Supplier Payables Certificate setting out the Priority Supplier Payables as at the last day of the month just ended.

(j)        Risk Management Policy Promptly notify the Agent of any material changes or modifications to the risk management and hedging policy of the Obligors from that in effect on the date hereof and promptly provide a copy of such change or modification.

(k)       Gross Margin Calculation As soon as available, and in any event within 60 days after the end of each Fiscal Quarter, furnish to the Agent a certificate setting out the calculation of the Gross Margin as at the last day of the Fiscal Quarter just ended.

(l)       DIP Facility Reporting Concurrently deliver to the Agent (for distribution to the Lenders) when delivered to the DIP Agent (or any DIP Lender) copies of all Cash Flow Statements and other reporting documents, reports and notices contractually required to be delivered to the DIP Agent pursuant to the DIP Facility (including any variance reports); provided, however, for the avoidance of doubt, that the Lenders will not have any right to approve or deny any of the Cash Flow Statements. The foregoing undertaking to deliver to the Agent reporting documents required to be delivered to the DIP Agent under the DIP Facility shall survive the termination of the DIP Facility so long as the Accommodation Period has not been terminated.

(m)      Lender Calls Provide (through the Obligors’ counsel and/or other advisors) the Agent and the Lenders with regular status updates on the CCAA Proceedings, the Chapter 15 Proceedings and potential restructuring transactions in the form of a conference call among JustEnergy, the Agent, the Lenders, Lenders’ Counsel and the Consultant, on Wednesday of every other week (or such other day as reasonably agreed to by the Agent and Obligors), commencing on March 24, 2021; provided, that upon the reasonable written request of the Agent (which request shall be made at least twenty-four (24) hours before any such update call), representatives from the management team of the Obligors will join any such update call.